                                                                     EXHIBIT 4.2

--------------------------------------------------------------------------------



                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                    Issuer


                                      and


                       WELLS FARGO BANK MINNESOTA, N.A.

                 Indenture Trustee and Securities Intermediary



                     SERIES 2000-[.] INDENTURE SUPPLEMENT

                             Dated as of [.], 2000


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

ARTICLE I     Creation of the Series 2000-[ ] Notes..................................................     1
Section 1.01  Designation............................................................................     1
ARTICLE II    Definitions............................................................................     3
Section 2.01  Definitions............................................................................     3
ARTICLE III   Servicing Fee and Interchange..........................................................    16
Section 3.01  Servicing Compensation; Interchange....................................................    16
ARTICLE IV    Rights of Series 2000-[ ] Noteholders  and Allocation and Application of Collections...    17
Section 4.01  Collections and Allocations............................................................    17
Section 4.02  Determination of Monthly Interest......................................................    18
Section 4.03  Determination of Monthly Principal.....................................................    20
Section 4.04  Application of Available Funds on Deposit in the Collection Account....................    20
Section 4.05  Investor Charge-Offs...................................................................    23
Section 4.06  Subordinated Principal Collections.....................................................    23
Section 4.07  Excess Finance Charge and Administrative Collections...................................    23
Section 4.08  Shared Principal Collections...........................................................    23
Section 4.09  Reallocated Investor Finance Charge and Administrative Collections.....................    24
Section 4.10  Principal Funding Account..............................................................    25
Section 4.11  Reserve Account........................................................................    26
Section 4.12  Spread Account.........................................................................    27
Section 4.13  Determination of LIBOR.................................................................    30
Section 4.14  Investment Instructions................................................................    30
ARTICLE V     Delivery of Series 2000-[ ] Notes; Distributions; Reports to Series 2000-[ ]
              Noteholders............................................................................    31
Section 5.01  Delivery and Payment for the Series 2000-[ ] Notes.....................................    31
Section 5.02  Distributions..........................................................................    31
Section 5.03  Reports and Statements to Series 2000-[ ] Noteholders..................................    32
ARTICLE VI    Series 2000-[ ] Amortization Events....................................................    33
Section 6.01  Series 2000-[ ] Amortization Events....................................................    33
ARTICLE VII   Redemption of Series 2000-[ ] Notes; Series Final Maturity; Final Distributions........    35
Section 7.01  Optional Redemption of Series 2000-[ ] Notes...........................................    35
Section 7.02  Series Final Maturity..................................................................    35
ARTICLE VIII  Miscellaneous Provisions...............................................................    37

Section 8.01  Ratification of Agreement..............................................................    37
Section 8.02  Form of Delivery of the Series 2000-[ ] Notes..........................................    37
Section 8.03  Counterparts...........................................................................    37
Section 8.04  Governing Law..........................................................................    37

                                    EXHIBITS


EXHIBIT A-1  FORM OF CLASS A NOTE
EXHIBIT A-2  FORM OF CLASS B NOTE
EXHIBIT A-3  FORM OF CLASS C NOTE
EXHIBIT B    FORM OF MONTHLY PAYMENT INSTRUCTIONS AND NOTIFICATION TO THE
             INDENTURE TRUSTEE
EXHIBIT C    FORM OF MONTHLY STATEMENT
EXHIBIT D    FORM OF MONTHLY SERVICER'S CERTIFICATE

     SERIES 2000-[.] INDENTURE SUPPLEMENT, dated as of [.], 2000 (the "Indenture
                                                                       ---------
Supplement"), between HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I, a business
----------
trust organized and existing under the laws of the State of Delaware (herein, the "Issuer" or the "Trust"), and WELLS FARGO BANK MINNESOTA, N.A., a [.], not
     ------          -----
in its individual capacity, but solely as indenture trustee (herein, together with its successors in the trusts thereunder as provided in the Master Indenture referred to below, the "Indenture Trustee") and Securities Intermediary, under
                        -----------------
the Master Indenture, dated [.], 2000 (the "Indenture") between the Issuer and
                                            ---------
the Indenture Trustee (the Indenture, together with this Indenture Supplement, the "Agreement").
     ---------

     Pursuant to Section 2.12 of the Indenture, the Issuer may direct the Indenture Trustee to issue one or more Series of Notes. The Principal Terms of this Series are set forth in this Indenture Supplement to the Indenture.

     Pursuant to this Indenture Supplement, the Issuer shall create the initial Series of Notes and specify the Principal Terms thereof.

     In addition to the Grant of the Indenture, the Issuer hereby Grants to the Indenture Trustee, for the exclusive benefit of the Holders of the Series 2000- [.] Notes all of the Issuer's right, title and interest in and to (a) the Collections on the Receivables allocated to the Holders of the Series 2000-[.] Notes and (b) the Series 2000-[.] Accounts, including all Eligible Investments therein and all income from the investment of funds therein. Such Grants are made in trust to secure the Series 2000-[.] Notes equally and ratably without prejudice, priority or distinction, except as expressly provided in the Agreement, between any Series 2000-[.] Notes, and to secure (i) the payment of all amounts due on the Series 2000-[.] Notes in accordance with their terms,
(ii) the payment of all other sums payable under the Agreement and (iii) compliance with the provisions of the Agreement all as provided in the Agreement.

     The Indenture Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein.

                                   ARTICLE I

                     Creation of the Series 2000-[.] Notes
                     -------------------------------------

     Section 1.01.  Designation
                    -----------

          (a) There is hereby created a Series of Notes to be issued pursuant to the Indenture and this Indenture Supplement to be known as "Household Credit
                                                            ----------------
Card Master Note Trust I, Series 2000-[.]" or the "Series 2000-[.] Notes."  The
-----------------------------------------          ---------------------
Series 2000-[.] Notes shall be issued in three Classes, the first of which shall be known as the "Class A Series 2000-[.] Floating Rate Asset Backed Notes," the
                 ---------------------------------------------------------
second of which shall be known as the "Class B Series 2000-[.] Floating Rate
                                       -------------------------------------
Asset Backed Notes" and the third of which shall be known as the "Class C Series
------------------                                                --------------
2000-[.] Floating Rate Asset Backed Notes."  The Series 2000--[.] Notes shall be
-----------------------------------------
due and payable on the Series 2000--[.] Final Maturity Date.

          (b) Series 2000-[.] shall be a Pool One Series and shall be in Reallocation Group One, Principal Sharing Series Group One, and Excess Finance Charge Sharing Group One and shall not be in a Shared Enhancement Group or be allocated Shared Transferor Principal Collections. Series 2000-[.] shall not be subordinated to any other Series. Notwithstanding any provision in the Indenture or in this Indenture Supplement to the contrary, the first Distribution Date with respect to Series 2000-[.] shall be the [.] 2000 Distribution Date and the first Due Period shall begin on and include [.], 2000 and end on and include [.], 2000.

          (c) In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and provisions of this Indenture Supplement shall be controlling. All capitalized terms not otherwise defined herein are defined in the Indenture, the Transfer and Servicing Agreement or the Trust Agreement. Each capitalized term defined herein shall relate only to the Series 2000-[.] Notes and no other Series of Notes issued by the Issuer.


                              [END OF ARTICLE I]

                                  ARTICLE II

                                  Definitions

     Section 2.01.  Definitions.
                    -----------

          (a) Whenever used in this Indenture Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          "Accumulation Period Factor" shall mean, with respect to any Due
           --------------------------
Period, a fraction, the numerator of which is equal to the sum of the initial invested amounts of all outstanding Series in Principal Sharing Group One and the denominator of which is equal to the sum of (a) the Initial Invested Amount, and (b) the initial invested amounts of all outstanding Principal Sharing Group One Series (other than Series 2000-[.]) which are not expected to be in their revolving periods from such date to the Expected Principal Payment Date; provided, however, that this definition may be changed at anytime if the Rating Agency Condition is satisfied.

          "Accumulation Period Length" shall have the meaning assigned such term
           --------------------------
in subsection 4.04(e).

          "Additional Amounts" shall mean, with respect to any Distribution
           ------------------
Date, the sum of the amounts determined (without regard to the sufficiency of Collections to satisfy such amounts) pursuant to subsection 4.04(a)(vi) for such Distribution Date.

          "Additional Interest" shall mean, with respect to any Distribution
           -------------------
Date, Class A Additional Interest, Class B Additional Interest and the Class C Additional Interest for such Distribution Date.

          "Adjusted Invested Amount" shall mean, with respect to any date of
           ------------------------
determination, an amount equal to the Invested Amount minus the Principal Funding Account Balance on such date.

          "Adjusted Pool One Principal Balance" shall mean an amount equal to
           -----------------------------------
the greater of (a) the sum of (i) the total amount of Principal Receivables in Pool One as of the close of business on the last day of the immediately preceding Due Period (or with respect to the first Due Period, the total amount of Principal Receivables in Pool One as of the Closing Date) and (ii) the principal amount on deposit in the Special Funding Account with respect to Pool One as of the close of business on such last day (or with respect to the first Due Period, the Closing Date) and (b) the sum of the numerators used to calculate the investor percentages for allocations with respect to Principal Receivables, Finance Charge and Administrative Receivables or Defaulted Amounts, as applicable, for all Pool One Series outstanding as of the date as to which such determination is being made; provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (a)(i) above shall be the sum of the amounts for each day in such Due Period computed as follows and divided by the number of days in such Due Period: (1) the aggregate amount of Principal Receivables in Pool One as of the close of business on the last day of the prior Due Period, for each day in the period from and including the first day of such Due Period to but excluding the related Additional Cut-Off Date or Removal Date and (2) the aggregate amount of Principal Receivables in Pool One as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables added to or removed from Pool One on the related Additional Cut-off Date or

Removal Date, as the case may be, for each day in the period from and including the related Additional Cut-off Date or Removal Date to and including the last day of such Due Period.

          "Administration Fee" shall mean, with respect to any Distribution
           ------------------
Date, the fee payable to the Administrator on such date pursuant to the Administration Agreement.

          "Available Investor Finance Charge and Administrative Collections"
           ----------------------------------------------------------------
shall mean, with respect to any Due Period, an amount equal to the sum of (a) an amount equal to the Investor Finance Charge and Administrative Collections, (b) Principal Funding Investment Proceeds, if any, with respect to the related Distribution Date, and (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Collection Account on the related Distribution Date to be treated as Available Investor Finance Charge and Administrative Collections pursuant to subsections 4.11(b) and (d).

          "Available Investor Principal Collections" shall mean, with respect to
           ----------------------------------------
any Due Period, an amount equal to the sum of (a) (i) an amount equal to the Investor Percentage of all Collections of Principal Receivables received during such Due Period minus (ii) the amount of Subordinated Principal Collections with respect to such Due Period which pursuant to Section 4.06 are required to fund the Required Amount for the related Distribution Date, (b) any Shared Principal Collections with respect to other Principal Sharing Series with respect to Pool One (including any amounts on deposit in the Special Funding Account with respect to Pool One that are allocated to Series 2000-[.] pursuant to the Agreement for application as Shared Principal Collections), and (c) any other amounts which pursuant to Section 4.04 hereof are to be treated as Available Investor Principal Collections with respect to the related Distribution Date, including proceeds of any new Series to the extent permitted by the Indenture Trustee acting on behalf of the affected Noteholders.

          "Available Reserve Account Amount" shall mean, with respect to any
           --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.11(b) and 4.11(d) on such date, but before giving effect to any (i) deposit made or to be made pursuant to subsection 4.04(a)(ix) to the Reserve Account on such date, or (ii) any withdrawal made or to be made pursuant to subsection 4.11(d), (e) and (f) from the Reserve Account with respect to such date) and (b) the Required Reserve Account Amount.

          "Available Spread Account Amount" shall mean, with respect to any
           -------------------------------
Distribution Date, an amount equal to the lesser of (a) the amount on deposit in the Spread Account (exclusive of Investment Earnings) on such date (before giving effect to any (i) deposit made or to be made pursuant to subsection 4.04(a)(x) to the Spread Account on such date, or any withdrawal made or to be made pursuant to subsection 4.12(c) or (d) from the Spread Account with respect to such date) and (b) the Required Spread Account Amount for such Distribution Date.

          "Base Rate" shall mean the weighted average of the Class A Note
           ---------
Interest Rate, the Class B Note Interest Rate and the Class C Note Interest Rate (weighted based on the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance as of the last day of the preceding Due Period), plus the Servicing Fee Rate.

          "Class A Additional Interest" shall have the meaning specified in
           ---------------------------
subsection 4.02(a).

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.02(a).

          "Class A Monthly Interest" shall have the meaning specified in
           ------------------------
subsection 4.02(a).

          "Class A Note Initial Principal Balance" shall mean $[.].
           --------------------------------------

          "Class A Note Interest Rate" shall mean a per annum rate of [.]% in
           --------------------------
excess of LIBOR as determined (i) on [.], 2000, for the period from and including the Closing Date through and excluding [.], 2000 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class A Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
the Class A Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class A Noteholders prior to such date.

          "Class A Noteholder" shall mean the Person in whose name a Class A
           ------------------
Note is registered in the Note Register.

          "Class A Notes" shall mean any one of the Notes executed by the
           -------------
Transferor and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-1.
                             -----------

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
subsection 4.02(b).

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.02(b).

          "Class B Monthly Interest" shall have the meaning specified in
           ------------------------
subsection 4.02(b).

          "Class B Note Initial Principal Balance" shall mean $[.].
           --------------------------------------

          "Class B Note Interest Rate" shall mean a per annum rate of [.]% in
          ---------------------------
excess of LIBOR as determined (i) on [.], 2000, for the period from and including the Closing Date through and excluding [.], 2000 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class B Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
the Class B Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class B Noteholders prior to such date.

          "Class B Noteholder" shall mean the Person in whose name a Class B
           ------------------
Note is registered in the Note Register.

          "Class B Notes" shall mean any one of the Notes executed by the
           -------------
Transferor and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-2.
                             -----------

          "Class C Additional Interest" shall have the meaning specified in
           ---------------------------
subsection 4.02(c).

          "Class C Interest Shortfall" shall have the meaning specified in
           --------------------------
subsection 4.02(c).

          "Class C Monthly Interest" shall have the meaning specified in
           ------------------------
subsection 4.02(c).

          "Class C Note Initial Principal Balance" shall mean $[.].
           --------------------------------------

          "Class C Note Interest Rate" shall mean a per annum rate of [.]% in
           --------------------------
excess of LIBOR as determined (i) on [.], 2000, for the period from and including the Closing Date through and excluding [.], 2000 and (ii) on the related LIBOR Determination Date with respect to each Interest Period thereafter.

          "Class C Note Principal Balance" shall mean, with respect to any date,
           ------------------------------
the Class C Note Initial Principal Balance, minus the aggregate amount of any principal payments made to the Class C Noteholders prior to such date.

          "Class C Noteholder" shall mean the Person in whose name a Class C
           ------------------
Note is registered in the Note Register.

          "Class C Notes" shall mean any one of the Notes executed by the
           -------------
Transferor and authenticated by or on behalf of the Indenture Trustee, substantially in the form of Exhibit A-3.
                             -----------

          "Closing Date" shall mean [.], 2000.
           ------------

          "Controlled Accumulation Amount" shall mean for any Distribution Date
           ------------------------------
with respect to the Controlled Accumulation Period, $[.]; provided, however, that if the Accumulation Period Length is determined to be less than 12 months pursuant to subsection 4.04(e), the Controlled Accumulation Amount for each Distribution Date with respect to the Controlled Accumulation Period will be equal to (a) the product of (i) the Initial Invested Amount and (ii) the Accumulation Period Factor for such Due Period divided by (b) the Required Accumulation Factor Number.

          "Controlled Accumulation Period" shall mean, unless an Amortization
           ------------------------------
Event shall have occurred prior thereto, the period commencing at the close of business on [.], 20[.] or such later date as is determined in accordance with subsection 4.04(e) and ending on the first to occur of (a) the commencement of the Early Amortization Period, (b) the payment in full of the Note Principal Balance and (c) the Series 2000-[.] Final Maturity Date.

          "Controlled Deposit Amount" shall mean, with respect to any
           -------------------------
Distribution Date with respect to the Controlled Accumulation Period, an amount equal to the sum of (a) the Controlled Accumulation Amount for such Distribution Date and (b) any existing Deficit Controlled Accumulation Amount.

          "Covered Amount" shall mean an amount, determined as of each
           --------------
Distribution Date with respect to any Interest Period, equal to the sum of (a) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class A Note Interest Rate in effect with respect to such Interest Period, times
(iii) the aggregate amount on deposit in the Principal Funding Account up to the Class A Note Principal Balance as of the Record Date preceding such Distribution Date, (b) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class B Note Interest Rate in effect with respect to such Interest Period, times (iii) the lesser of (A) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance and (B) the Class B Note Principal Balance, in each case as of the Record Date preceding such Distribution Date, and (c) the product of (i) a fraction, the numerator of which is the actual number of days in such Interest Period and the denominator of which is 360, times (ii) the Class C Note Interest Rate in effect with respect to such Interest Period, times (iii) the aggregate amount on deposit in the Principal Funding Account in excess of the Class A Note Principal Balance and the Class B Note Principal Balance as of the Record Date preceding such Distribution Date.

          "Deficit Controlled Accumulation Amount" shall mean (a) on the first
           --------------------------------------
Distribution Date during the Controlled Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount deposited in the Principal Funding Account on such Distribution Date and (b) on each subsequent Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent

Distribution Date over the amount deposited into the Principal Funding Account on any previous Distribution Date.

          "Distribution Date" shall mean [.], 2000 and the fifteenth day of each
           -----------------
calendar month thereafter, or if such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Early Amortization Period" shall mean the period commencing on the
           -------------------------
day on which an Amortization Event with respect to Series 2000-[.] is deemed to have occurred, and ending on the first to occur of (i) the payment in full of the Note Principal Balance or (ii) the Series 2000-[.] Final Maturity Date.

          "Excess Spread" shall mean with respect to any Due Period, the excess
           -------------
of (a) the Reallocated Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated to Series 2000-[.] for such Due Period over (b) the amount to be distributed by the Indenture Trustee pursuant to subsections 4.04(a)(i) through (viii).

          "Excess Spread Percentage" shall mean, with respect to any Due Period,
           ------------------------
an amount equal to the annualized percentage equivalent of a fraction, the numerator of which is the product of (a) an amount equal to the Excess Spread with respect to such Due Period, and (b) twelve, and the denominator of which is the Adjusted Invested Amount on the first day of such Due Period.

          "Expected Principal Payment Date" shall mean the [.]
           -------------------------------
20[.] Distribution Date.

          "Finance Charge Shortfall" shall have the meaning specified in Section
           ------------------------
4.07.

          "Fixed Investor Percentage" shall mean, with respect to any Due Period
           -------------------------
or portion thereof occurring after the end of the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction,
(a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the Revolving Period and (b) the denominator of which is the Adjusted Pool One Principal Balance.

          "Floating Investor Percentage" shall mean, with respect to any Due
           ----------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, (a) the numerator of which is the Adjusted Invested Amount as of the close of business on the last day of the preceding Due Period (or with respect to the first Due Period, the Initial Invested Amount) and (b) the denominator of which is the Adjusted Pool One Principal Balance.

          "Initial Invested Amount" shall mean $[.].
           -----------------------

          "Interest Period" shall mean, with respect to any Distribution Date,
           ---------------
the period from and including the Distribution Date immediately preceding such Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Invested Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the initial principal amount of the Series 2000--[.] Notes minus the amount of principal previously paid to the Series 2000--[.] Noteholders with respect to the Class A Notes, the Class B Notes and the Class C Notes minus the amount of unreimbursed Investor Charge-Offs and Subordinated Principal Collections.

          "Investment Earnings" shall mean, with respect to any Distribution
           -------------------
Date, all interest and earnings on Eligible Investments included in the Spread Account (net of losses and investment expenses) during the period commencing on and including the Distribution Date immediately preceding such Distribution Date and ending on but excluding such Distribution Date.

          "Investor Charge-Offs" shall have the meaning specified in Section
           --------------------
4.05.

          "Investor Defaulted Amount" shall mean, with respect to any
           -------------------------
Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Due Period and (b) the Investor Percentage for such Due Period.

          "Investor Finance Charge and Administrative Collections" shall mean,
           ------------------------------------------------------
with respect to any Distribution Date, an amount equal to the product of (a) Floating Investor Percentage for the related Due Period and (b) Collections of Finance Charge and Administrative Receivables deposited in the Collection Account for the related Due Period.

          "Investor Percentage" shall mean, for any Due Period, (a) with respect
           -------------------
to Finance Charge and Administrative Receivables and Defaulted Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Early Amortization Period, the Fixed Investor Percentage.

          "LIBOR" shall mean, for any Interest Period, the London interbank
           -----
offered rate for one-month United States dollar deposits determined by the Indenture Trustee for each Interest Period in accordance with the provisions of
Section 4.13.

          "LIBOR Determination Date" shall mean (i) [.], 2000 for the period
           ------------------------
from and including the Closing Date through and including [.], 2000 and (ii) the second London Business Day prior to the commencement of the second and each subsequent Interest Period.

          "London Business Day" shall mean any Business Day on which dealings in
           -------------------
deposits in United States dollars are transacted in the London interbank market.

          "Modified Excess Spread Percentage" shall mean, with respect to the
           ---------------------------------
first Due Period an amount equal to the percentage equivalent of a fraction,

          (a) the numerator of which is an amount equal to twelve times the excess, if any, of:

          (i) the amount of Collections of Reallocated Investor Finance Charge and Administrative Receivables and Excess Finance Charge and Administrative Collections deposited in the Collection Account and allocable to the Series 2000-[.] Noteholders for such first Due Period, over

          (ii) the sum of,

               (A) the product of (1) the Class A Monthly Interest for the related Interest Period times (2) a fraction (I) the numerator of which is the actual number of days in such first Due Period and (II) the denominator of which is the actual number of days in the related Interest Period, plus

               (B) the product of (1) the Class B Monthly Interest for such Interest Period times (2) a fraction (I) the numerator of which is the actual number of days in such first Due Period and (II) the denominator of which is the actual number of days in such Interest Period, plus

               (C) the product of (1) the Class C Monthly Interest for such Interest Period times (2) a fraction (I) the numerator of which is the actual number of days in such first Due Period and (II) the denominator of which is the actual number of days in such Interest Period, plus

               (D) the Monthly Servicing Fee and Monthly Administration Fee with respect to the Distribution Date relating to such first Due Period, plus

               (E) the Investor Defaulted Amount with respect to the related Distribution Date; and

          (b)  the denominator of which is the Initial Invested Amount.

          "Monthly Administration Fee" shall mean, one-twelfth of the
           --------------------------
Administration Fee.

          "Monthly Interest" shall mean, with respect to any Distribution Date,
           ----------------
the sum of the Class A Monthly Interest, the Class B Monthly Interest and the Class C Monthly Interest for such Distribution Date.

          "Monthly Principal" shall mean the monthly principal distributable in
           -----------------
respect of the Notes as calculated in accordance with Section 4.03.

          "Monthly Servicing Fee" shall mean, for any Distribution Date, an
           ---------------------
amount equal to one-twelfth of the product of:

          (a)  the Servicing Fee Rate;

          (b)  the Floating Investor Percentage for the related Due Period; and

          (c) the total amount of Principal Receivables as of the close of business on the last day of the immediately preceding Due Period, or with respect to the first Due Period, the total amount of Principal Receivables as of the Closing Date, in either case, excluding the principal portion of Participation Interests;

provided, however, that with respect to any Due Period in which an Addition Date for an Aggregate Addition or a Removal Date occurs, the amount in clause (c) above shall be the sum of the amounts for each day in that Due Period computed as follows and divided by the number of days in that Due Period:

          (i) the aggregate amount of principal receivables, excluding the principal portion of participation interests, as of the close of business on the last day of the prior due period, for each day in the period from and including the first day of that due period to but excluding the related additional cut-off date or removal date; and

          (ii) the aggregate amount of principal receivables, excluding the principal portion of participation interests, as of the close of business on the related Additional Cut-off Date or Removal Date after adjusting for the aggregate amount of Principal Receivables, excluding the principal portion of Participation Interests, added to or removed on the related Additional Cut-off Date or Removal Date, as the case may be, for each day in the period from and including the related additional cut-off date or removal date to and including the last day of that due period;

provided further, that with respect to the first Distribution Date, the Monthly Servicing Fee will equal $[.].

          "Monthly Subordination Amount" shall mean with respect to any Due
           ----------------------------
Period an amount equal to the sum of:

          (a) the lower of (i) the excess of the Class A Monthly Interest over the Reallocated Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsection 4.04(a)(i) and (ii) the greater of (A) (1) the product of (I) [.]% and (II) the Initial Invested Amount minus (2) the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Subordinated Principal Collections (as of the previous Distribution Date) and (B) zero; and

          (b) the lower of (i) the excess of the Class B Monthly Interest, the Monthly Servicing Fee (if HFC or an Affiliate of HFC is no longer the Servicer) and the Monthly Servicing Fees previously due but unpaid for any prior Distribution Date (if HFC or an Affiliate of HFC is no longer the Servicer), over the Reallocated Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections allocated with respect thereto pursuant to subsections 4.04(a)(ii) and (iii) and (ii) the greater of
(A) the product of (1) [.]% and (2) the Initial Investor Interest minus the amount of unreimbursed Investor Charge-Offs (after giving effect to Investor Charge-Offs for the related Due Period) and unreimbursed Subordinated Principal Collections as of the previous Distribution Date) and (B) zero.

          "Note Principal Balance" shall mean, with respect to any date, the sum
           ----------------------
of the Class A Note Principal Balance, the Class B Note Principal Balance and the Class C Note Principal Balance.

          "Percentage Allocation" shall have the meaning set forth in Subsection
           ---------------------
4.01(c)(ii)(B).

          "Pool One" shall mean the pool of Receivables listed on Schedule P1 of
           --------
the Indenture.

          "Pool One Series" shall mean Series 2000--[.] and each other Series
           ---------------
which is designated as a Pool One Series in the related Indenture Supplement.

          "Principal Funding Account" shall have the meaning set forth in
           -------------------------
subsection 4.10(a).

          "Principal Funding Account Balance" shall mean, with respect to any
           ---------------------------------
date of determination, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.

          "Principal Funding Investment Proceeds" shall mean, with respect to
           -------------------------------------
each Distribution Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Distribution Date to but excluding such Distribution Date.

          "Principal Sharing Group One" shall mean Series 2000--[.] and each
           ---------------------------
other Series hereafter specified in the related Indenture Supplement to be included in Principal Sharing Group One.

          "Quarterly Excess Spread Percentage" shall mean
           ----------------------------------

          (a) with respect to the [Month 1] 2000 Distribution Date, the Modified Excess Spread Percentage,

          (b) with respect to the [Month 2] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Due Period and (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Due Period and the denominator of which is two,

          (c) with respect to the [Month 3] 2000 Distribution Date, the percentage equivalent of a fraction the numerator of which is the sum of (i) the Modified Excess Spread Percentage for the first Due Period, (ii) the Excess Spread Percentage with respect to the [Month 1] 2000 Due Period, and (iii) the Excess Spread Percentage with respect to the [Month 2] 2000 Due Period and the denominator of which is three, and

          (d) with respect to the [Month 4] 2000 Distribution Date and each Distribution Date thereafter, the percentage equivalent of a fraction the numerator of which is the sum of the Excess Spread Percentages with respect to the immediately preceding three Due Periods and the denominator of which is three.

          "Rating Agency" shall mean each of Standard & Poor's, Moody's and
           -------------
Fitch.

          "Reallocated Investor Finance Charge and Administrative Collections"
           ------------------------------------------------------------------
shall mean, with respect to any Due Period, that portion of Reallocation Group One Investor Finance Charge and Administrative Collections allocated to Series 2000-[.] pursuant to Section 4.09.

          "Reallocation Group One" shall mean Series 2000-[.] and each other
           ----------------------
Series hereafter specified in the related Indenture Supplement to be included in Reallocation Group One.

          "Reallocation Group One Investor Additional Amounts" shall mean, with
           --------------------------------------------------
respect to any Distribution Date, the sum of (a) Additional Amounts for such Distribution Date and (b) for all other Series included in Reallocation Group One, the aggregate net amount by which the Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date.

          "Reallocation Group One Investor Default Amount" shall mean, with
           ----------------------------------------------
respect to any Distribution Date, the sum of (a) the Investor Defaulted Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Reallocation Group One for such Distribution Date.

          "Reallocation Group One Investor Finance Charge and Administrative
           -----------------------------------------------------------------
Collections" shall mean, with respect to any Distribution Date, the sum of (a)
-----------
the aggregate amount of Available Investor Finance Charge and Administrative Collections for such Distribution Date and (b) the aggregate amount of the available investor finance charge and administrative collections for all other Series included in Reallocation Group One for such Distribution Date.

          "Reallocation Group One Monthly Interest" shall mean, with respect to
           ---------------------------------------
any Distribution Date, the sum of (a) Monthly Interest for Series 2000-[.] for such Distribution Date, including overdue Monthly Interest and interest on such overdue Monthly Interest, and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Reallocation Group One for such Distribution Date.

          "Reallocation Group One Monthly Fees" shall mean with respect to any
           -----------------------------------
Distribution Date, the sum of (a) the Monthly Servicing Fee and the Monthly Administration Fee for such Distribution

Date, (b) the Monthly Servicing Fee and the Monthly Administration Fee past due but not paid for any prior Distribution Date, (c) the aggregate amount of servicing fees and administration fees (including any past due servicing fees and administration fees) plus any additional fees and amounts, including credit enhancement fees for all other Series included in Reallocation Group One for such Distribution Date and (d) reserve account funding requirements for all Series included in Reallocation Group One for such Distribution Date.

          "Reassignment Amount" shall mean, with respect to any Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the Note Principal Balance on such Distribution Date, plus (b) Monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 2000-[.] Noteholders, plus (c) the amount of Additional Interest, if any, for such Distribution Date and any Additional Interest previously due but not distributed to the Series 2000-[.] Noteholders on a prior Distribution Date.

          "Reference Banks" shall mean four major banks in the London interbank
           ---------------
market selected by the Servicer.

          "Required Accumulation Factor Number" shall be equal to a fraction,
           -----------------------------------
rounded upwards to the nearest whole number, the numerator of which is one and the denominator of which is equal to the lowest monthly principal payment rate on the Accounts, expressed as a decimal, for the 12 months preceding the date of such calculation; provided, however, that this definition may be changed at any time if the Rating Agency Condition is satisfied.

          "Required Amount" shall mean, with respect to any Distribution Date,
           ---------------
an amount equal to the sum of the amounts described in subsections 4.04(a)(i),
(ii) and (iii).

          "Required Reserve Account Amount" shall mean, with respect to any
           -------------------------------
Distribution Date on or after the Reserve Account Funding Date, an amount equal to (a) [0.5]% of the Class A Note Principal Balance or (b) any other amount designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause an Amortization Event or an event that, after the giving of notice or the lapse of time, would cause an Amortization Event to occur with respect to Series 2000- [.].

          "Required Spread Account Amount" shall mean, with respect to any date
           ------------------------------
of determination, the product of (a) the Spread Account Percentage in effect on such date and (b) the Initial Invested Amount; provided, that in no event will the Required Spread Account Amount exceed the Class C Note Principal Balance minus the excess, if any, of the Principal Funding Account Balance over the sum of the Class A Note Principal Balance and the Class B Note Principal Balance on such date of determination.

          "Required Transferor Amount" shall have the meaning specified in the
           --------------------------
Master Indenture.

          "Required Transferor Percentage" shall mean with respect to Pool One,
           ------------------------------
(a) initially [.]% or (b) any other percentage designated by the Transferor; provided, however, that if such designation is of a lesser amount, the Transferor shall (i) provide the Servicer and the Indenture Trustee with evidence that the Rating Agency Condition shall have been satisfied and (ii) deliver to the Indenture Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not have an Adverse Effect.

          "Reserve Account" shall have the meaning specified in subsection
           ---------------
4.11(a).

          "Reserve Account Funding Date" shall mean the Distribution Date which
           ----------------------------
occurs not later than the Distribution Date with respect to the Due Period which commences 3 months prior to the commencement of the Controlled Accumulation Period.

          "Reserve Account Surplus" shall mean, as of any Distribution Date
           -----------------------
following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

          "Reserve Draw Amount" shall mean, with respect to each Distribution
           -------------------
Date relating to the Controlled Accumulation Period or the first Distribution Date relating to the Early Amortization Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Distribution Date are less than the Covered Amount determined as of such Distribution Date.

          "Revolving Period" shall mean the period beginning on the Closing Date
           ----------------
and ending on the earlier of the close of business on the day immediately preceding the day the Controlled Accumulation Period commences or the Early Amortization Period commences.

          "Series 2000-[.]" shall mean the Series of Notes the terms of which
           ---------------
are specified in this Indenture Supplement.

          "Series 2000-[.] Amortization Event" shall have the meaning specified
           ----------------------------------
in Section 6.01.

          "Series 2000-[.] Final Maturity Date" shall mean the earliest to occur
           -----------------------------------
of (a) the Distribution Date on which the Notes are paid in full, (b) the [.] Distribution Date and (c) the termination of the Trust pursuant to Section 11.01 of the Indenture.

          "Series 2000-[.] Note" shall mean a Class A Note or a Class B Note or
           --------------------
a Class C Note.

          "Series 2000-[.] Noteholder" shall mean a Class A Noteholder or a
           --------------------------
Class B Noteholder or a Class C Noteholder.

          "Series 2000-[.] Noteholders' Collateral" shall mean the Noteholders'
           ---------------------------------------
Collateral for Series 2000-[.].

          "Series 2000-[.] Principal Shortfall" shall have the meaning specified
           -----------------------------------
in subsection 4.08(a).


          "Series Adjusted Invested Amount" shall mean, with respect to any Due
          -------------------------------
Period:

          (a) during the Revolving Period, the Invested Amount as of the last day of the immediately preceding Due Period;

          (b) during the Controlled Accumulation Period, the Invested Amount as of the close of business on the last day of the Revolving Period less the Principal Funding Account Balance on such date of determination; provided, however, that on any date, at the option of the Seller (the exercise of such option to be evidenced by written instructions from the Seller to the Servicer and the Indenture Trustee), such amount may be reduced below the amount specified for the previous Due Period to an amount not less than the greater of
(i) the Invested Amount as of the last day of the immediately preceding Due Period (less the amount of any distribution of principal made to Noteholders of this Series since the last day of the immediately preceding Due Period) and (ii) an amount that, if used as the numerator of the Fixed Investor Percentage for the remainder of the Controlled Accumulation Period, would assure that Available Investor Principal Collections for this Series plus the product of the aggregate amount of the Shared Principal Collections during each Due Period multiplied by a fraction the numerator of which is the Invested Amount of this Series and the denominator of which is the aggregate invested amount of all Series not scheduled to be in their revolving period during such Due Period would equal at least 125% of the applicable Controlled Deposit Amount for such Due Period for so long as the Invested Amount is greater than zero, assuming for this purpose that (A) the payment rate with respect to Collections of Principal Receivables remains constant at the level of the immediately preceding Due Period, (B) the total amount of Principal Receivables theretofore conveyed to and in the Trust (and the Special Funding Amount) remains constant at the level existing on the date of such reduction, (C) no amortization event with respect to any Series will subsequently occur and (D) no additional Series (other than any Series being issued on the date of such reduction) will be subsequently issued; and

          (c) during any Early Amortization Period, the Invested Amount as of the last day of the Revolving Period less the Principal Funding Account Balance or, if less, the amount last determined pursuant to clause (b) above during the Controlled Accumulation Period.

          "Series Portfolio Yield" shall mean, with respect to any Due Period,
           ----------------------
the annualized percentage equivalent of a fraction, (a) the numerator of which is equal to the sum of (i) Reallocated Investor Finance Charge and Administrative Collections with respect to such Due Period, plus (ii) any Excess Finance Charge and Administrative Collections that are allocated to Series 2000- [.] with respect to such Due Period, such sum to be calculated on a cash basis after subtracting the Investor Defaulted Amount for such Due Period, and (b) the denominator of which is the Note Principal Balance as of the last day of the immediately preceding Due Period.

          "Servicing Fee Rate" shall mean 2% per annum or such lesser percentage
           ------------------
as may be specified by the Servicer in an Officer's Certificate filed with the Trustee, which Officer's Certificate shall state that, in the reasonable belief of the Servicer, such change in percentage will not result in an Adverse Effect.

          "Spread Account" shall have the meaning specified in subsection
           --------------
4.12(a).

          "Spread Account Deficiency" shall mean the excess, if any, of the
           -------------------------
Required Spread Account Amount over the Available Spread Account Amount.

          "Spread Account Percentage" shall mean, (a) zero if the Quarterly
           -------------------------
Excess Spread Percentage on such Distribution Date is greater than or equal to [.]%, (b) [.]% if the Quarterly Excess Spread Percentage on such Distribution Date is less than [.]% and greater than or equal to [.]%, (c) [.]% if the Quarterly Excess Spread Percentage on such Distribution Date is less than [.]% and greater than or equal to [.]%, (d) [.]% if the Quarterly Excess Spread Percentage on such Distribution Date is less than [.]% and greater than or equal to [.]%, and (e) [.]% if the Quarterly Excess Spread Percentage on such Distribution Date is less than [.]%, provided, that if an Amortization Event with respect to Series 2000-[.] has occurred, the Spread Account Percentage shall be [.]%.

          "Subordinated Principal Collections" shall mean with respect to any
           ----------------------------------
Due Period, Available Investor Principal Collections applied in accordance with
Section 4.06 in an amount not to exceed the lesser of the Monthly Subordination Amount for the related Due Period and the Invested Amount after giving effect to any Investor Charge-Offs for the related Distribution Date.

          "Telerate Page 3750" shall mean the display page currently so
           ------------------
designated on the Bridge Telerate Capital Markets Report (or such other page as may replace that page in that service for the purpose of displaying comparable rates or prices).

          Each capitalized term defined herein shall relate to the Series 2000- [.] Notes and no other Series of Notes issued by the Trust, unless the context otherwise requires. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Indenture or the Transfer and Servicing Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture or Transfer and Servicing Agreement, the terms and provisions of this Indenture Supplement shall govern.

          The words "hereof," "herein" and "hereunder" and words of similar
                     ------    ------       ---------
import when used in this Indenture Supplement shall refer to this Indenture Supplement as a whole and not to any particular provision of this Indenture Supplement; references to any Article, subsection, Section or Exhibit are references to Articles, subsections, Sections and Exhibits in or to this Indenture Supplement unless otherwise specified; and the term "including" means
                                                               ---------
"including without limitation."
-----------------------------

                              [END OF ARTICLE II]

                                  ARTICLE III

                         Servicing Fee and Interchange

     Section 3.01.  Servicing Compensation; Interchange.
                    -----------------------------------

          (a)  Servicing Fee. The share of the Servicing Fee allocable to the
               -------------
Series 2000-[.] Noteholders with respect to any Distribution Date shall equal the Monthly Servicing Fee. The portion of the Servicing Fee that is not allocable to the Series 2000-[.] Noteholders shall be paid by the holders of the Transferor Certificates or the noteholders of other Series (as provided in the related Indenture Supplements) and in no event shall the Trust, the Indenture Trustee or the Series 2000-[.] Noteholders be liable for the share of the Servicing Fee to be paid by the holders of the Transferor Certificates or the noteholders of any other Series.

          (b)  Interchange. Not later than 1:00 p.m., New York City time, on
               -----------
each Transfer Date, the Transferor shall notify the Servicer of the amount of Interchange to be included as Collections of Finance Charge and Administrative Receivables and allocable to Series 2000-[.] with respect to the preceding Due Period as determined pursuant to this subsection 3.01(b). Such amount of Interchange shall be equal to the product of (i) the amount of Interchange attributable to the Accounts, as determined by the Bank pursuant to the Receivables Purchase Agreement, and (ii) the Investor Percentage with regard to Finance Charge and Administrative Receivables. On each Distribution Date, the Transferor shall cause to be deposited into the Collection Account, in immediately available funds, the amount of Interchange to be so included as Collections of Finance Charge and Administrative Receivables allocable to Series 2000-[.] with respect to the preceding Due Period and such Interchange shall be treated as a portion of Collections of Finance Charge and Administrative Receivables allocable to Series 2000-[.] for all purposes of this Indenture Supplement, the Indenture and the Transfer and Servicing Agreement. Notwithstanding the above, if the Transferor shall have delivered to the Indenture Trustee an Officer's Certificate stating that the Transferor reasonably believes that such action will not have an adverse effect, the Transferor may, in lieu of causing the deposit of Interchange into the Collection Account as set forth above, designate Discount Option Collections pursuant to Section 2.12 of the Transfer and Servicing Agreement in an amount approximately equal to the then current Interchange with respect to the Accounts.


                             [END OF ARTICLE III]

                                   ARTICLE IV

                     Rights of Series 2000-[.] Noteholders
                 and Allocation and Application of Collections

     Section 4.01.  Collections and Allocations.
                    ---------------------------

          (a)   Allocations. Collections of Finance Charge and
                -----------
Administrative Receivables and Principal Receivables and Defaulted Receivables allocated to Series 2000-[.] pursuant to Article VIII of the Indenture (and, as described herein, Collections of Finance Charge and Administrative Receivables reallocated from other Series in Reallocation Group One) shall be allocated and distributed as set forth in this Article.

          (b)   Payments to the Transferor. The Servicer shall on Deposit
                --------------------------
Dates withdraw from the Collection Account and, after giving effect to the deposit into the Special Funding Account, pay to the Owner Trustee for distribution in accordance with the Trust Agreement the following amounts:

                (i) an amount equal to the Transferor Percentage for the related Due Period of Collections of Finance Charge and Administrative Receivables allocable to Series 2000-[.] to the extent such amount is deposited in the Collection Account; and

                (ii) an amount equal to the Transferor Percentage for the related Due Period of Collections of Principal Receivables allocable to Series 2000-[.] deposited in the Collection Account, if the Transferor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

                The withdrawals to be made from the Collection Account pursuant to this subsection 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Noteholders' Collateral pursuant to Section 2.06 or 7.01 of the Transfer and Servicing Agreement or Section 11.04 of the Indenture and payment of the purchase price for the Series 2000-[.] Noteholders' Collateral pursuant to
Section 7.01 of this Indenture Supplement.

          (c)   Allocations to the Series 2000-[.] Noteholders. The Servicer
                ----------------------------------------------
shall, prior to the close of business on any Deposit Date, allocate to the Series 2000-[.] Noteholders the following amounts as set forth below:

                (i)  Allocations of Finance Charge Collections. The Servicer
                     -----------------------------------------
     shall allocate to the Series 2000-[.] Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Investor Percentage and (B) the aggregate amount of Collections of Finance Charge and Administrative Receivables deposited in the Collection Account on such Deposit Date.

                (ii) Allocations of Principal Collections. The Servicer shall
                     ------------------------------------
     allocate to the Series 2000-[.] Noteholders the following amounts as set forth below:

                (A)  Allocations During the Revolving Period. During the
                     ---------------------------------------
          Revolving Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2000-[.] Noteholders and retained in the Collection Account until applied as provided herein.

               (B)  Allocations During the Controlled Accumulation Period.
                    -----------------------------------------------------
          During the Controlled Accumulation Period an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date (the product for any such date is hereinafter referred to as a "Percentage Allocation") shall be
                                        ---------------------
          allocated to the Series 2000-[.] Noteholders and deposited in the Principal Funding Account until applied as provided herein; provided, however, that if the sum of such Percentage Allocation and all preceding Percentage Allocations with respect to the same Due Period exceeds the Controlled Deposit Amount for the related Distribution Date, then such excess shall not be treated as a Percentage Allocation and shall be first, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections to other Series in Principal Sharing Group One on the related Distribution Date, and second paid to the Owner Trustee for distribution the holders of the Transferor Certificates in accordance with the Trust Agreement only if the Transferor Amount on such Deposit Date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

               (C)  Allocations During the Early Amortization Period. During the
                    ------------------------------------------------
          Early Amortization Period, an amount equal to the product of (I) the Investor Percentage and (II) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date, shall be allocated to the Series 2000-[.] Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that after the date on which an amount of such Collections equal to the Note Principal Balance has been deposited into the Collection Account and allocated to the Series 200 0-[.] Noteholders, the excess over such amount shall be first, if any other Principal Sharing Series in Principal Sharing Group One is outstanding and in its amortization period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and second paid to the Owner Trustee for distribution the holders of the Transferor Certificates in accordance with the Trust Agreement only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Trust on such day) and otherwise shall be deposited in the Special Funding Account for Pool One.

     Section 4.02.   Determination of Monthly Interest.
                     ---------------------------------

          (a)  The amount of monthly interest ("Class A Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class A Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class A Note Principal Balance as of the close of business on the last day of the preceding Due Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"),
                                                  --------------------------
of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A

Monthly Interest on such Distribution Date. If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class A Interest Shortfall is fully paid, an additional amount ("Class A Additional Interest") equal to the product of (i)
                    ---------------------------
(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Note Interest Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Noteholders) shall be payable as provided herein with respect to the Class A Notes. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Noteholders only to the extent permitted by applicable law.

          (b)   The amount of monthly interest ("Class B Monthly Interest")
                                                 ------------------------
distributable from the Collection Account with respect to the Class B Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class B Note Principal Balance as of the close of business on the last day of the preceding Due Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"),
                                                  --------------------------
of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date. If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class B Interest Shortfall is fully paid, an additional amount ("Class B Additional Interest") equal to the product of (i)
                    ---------------------------
(A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the Class B Note Interest Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Noteholders) shall be payable as provided herein with respect to the Class B Notes. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Noteholders only to the extent permitted by applicable law.

          (c)  The amount of monthly interest ("Class C Monthly Interest")
                                                ------------------------
distributable from the Collection Account with respect to the Class C Notes on any Distribution Date shall be an amount equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class C Note Interest Rate in effect with respect to the related Interest Period and (ii) the Class C Note Principal Balance as of the close of business on the last day of the preceding Due Period.

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Class C Interest Shortfall") equal to
                                         --------------------------
(x) the Class C Monthly Interest for such Distribution Date minus (y) the aggregate amount of funds allocated and available to pay such Class C Monthly Interest on such Distribution Date. If the Class C Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Class C Interest Shortfall is fully paid, an additional amount ("Class C Additional Interest") shall be payable as provided
                    ---------------------------
herein with respect to the Class C Notes equal to the product of (i) (A) a fraction, the numerator of which is the actual number of days in the period from (and including) the immediately preceding Distribution Date to (but excluding) such Distribution Date and the denominator of which is 360, times (B) the Class C Note Interest Rate, and (ii) such Class C Interest Shortfall (or the portion thereof which has not been paid to the Class C Noteholders (after giving effect to the application of the proceeds of any draw made on the Spread Account as provided in subsection 4.04(a)(vi) and Section 4.12(c) for the purpose of paying such amount with respect to such Distribution Date)). Notwithstanding anything to the contrary herein,

Class C Additional Interest shall be payable or distributed to the Class C Noteholders only to the extent permitted by applicable law.

     Section 4.03.  Determination of Monthly Principal.
                    ----------------------------------

     The amount of monthly principal distributable from the Collection Account with respect to the Notes on each Distribution Date (the "Monthly Principal"),
                                                          -----------------
beginning with the Distribution Date in the month following the month in which the Controlled Accumulation Period or, if earlier, the Early Amortization Period, begins, shall be equal to the least of (i) the Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (ii) for each Distribution Date with respect to the Controlled Accumulation Period, the Controlled Deposit Amount for such Distribution Date and (iii) the Adjusted Invested Amount (after taking into account any adjustments to be made on such Distribution Date pursuant to Sections 4.05 and 4.06).

     Section 4.04.  Application of Available Funds on Deposit in the Collection
                    -----------------------------------------------------------
Account. The Servicer shall apply, or shall cause the Indenture Trustee to apply
-------
by written instruction to the Indenture Trustee, on each Distribution Date, Reallocated Investor Finance Charge and Administrative Collections, Excess Finance Charge and Administrative Collections allocable to Series 2000-[.] in accordance with Section 4.07 and Available Investor Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the sum of (x) Reallocated Investor Finance Charge and Administrative Collections and (y) Excess Finance Charge and Administrative Collections allocable to Series 2000- [.] in accordance with Section 4.07, with respect to such Distribution Date will be distributed or deposited in the following priority:

                    (i) an amount equal to Class A Monthly Interest for such Distribution Date, plus the amount of any Class A Monthly Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, plus the amount of any Class A Additional Interest for such Distribution Date plus the amount of any Class A Additional Interest previously due but not distributed to Class A Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class A Noteholders on such Distribution Date;

                    (ii) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date plus the amount of any Class B Additional Interest previously due but not distributed to Class B Noteholders on a prior Distribution Date, shall be distributed to the Paying Agent for payment to Class B Noteholders on the applicable Distribution Date;

                    (iii) (A) if HFC or an Affiliate of HFC is no longer the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date, plus the amount of any Monthly Servicing Fee previously due but not distributed to such Servicer on a prior Distribution Date, shall be distributed to such Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture) and (B) if HFC or an Affiliate of HFC is no longer the Administrator, an amount equal to the Monthly Administration Fee for such Distribution Date, plus the amount of any Monthly Administration Fee previously due but not distributed to such Administrator on a prior Distribution Date, shall be distributed to such Administrator (unless such amount has been netted against deposits to the Collection Account in accordance with Section 8.04 of the Indenture);

               (iv) an amount equal to Class C Monthly Interest for such Distribution Date, plus the amount of any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date, plus the amount of any Class C Additional Interest for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date; provided, however, that, in the event that Class C Monthly Interest exceeds the amount of Reallocated Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections available (after giving effect to subsections 4.04(a)(i) through (iii) above) to fund such Class C Monthly Interest, a draw will be made from amounts available for distribution in the Spread Account (at the times and in the amounts specified in Section 4.12) and shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date in accordance with this subsection 4.04(a)(iv);

               (v) an amount equal to the Investor Defaulted Amount for such Distribution Date shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

               (vi) an amount equal to the sum of the aggregate amount of Investor Charge-Offs and the amount of Subordinated Principal Collections which have not been previously reimbursed shall be treated as a portion of Available Investor Principal Collections for such Distribution Date;

               (vii) if HFC or an Affiliate of HFC is the Servicer, an amount equal to the Monthly Servicing Fee for such Distribution Date that has not been paid to the Servicer and any Monthly Servicing Fee due but not paid to the Servicer on a prior Distribution Date shall be paid to the Servicer;

               (viii) if HFC or an Affiliate of HFC is the Administrator, an amount equal to the Monthly Administration Fee for such Distribution Date and any Monthly Administration Fee due but not paid to the Administrator on a prior Distribution Date shall be paid to the Administrator;

               (ix) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall be deposited into the Reserve Account;

               (x) (a) prior to the occurrence of an Event of Default with respect to Series 2000-[.] and acceleration of the maturity of the Series 2000-[.] Notes pursuant to Section 5.03 of the Indenture, an amount equal to the amounts required to be deposited in the Spread Account pursuant to
     Section 4.12 shall be deposited into the Spread Account as provided in
     Section 4.12; and (b) upon the occurrence of an Event of Default with respect to Series 2000-[.] and acceleration of the maturity of the Series 2000-[.] Notes pursuant to Section 5.03 of the Indenture the balance, if any, up to the outstanding Note Principal Balance shall be treated as a portion of Available Investor Principal Collections for such Distribution Date for distribution to the Series 2000-[.] Noteholders; and

               (xi) the balance, if any, will constitute a portion of Excess Finance Charge and Administrative Collections for such Distribution Date and will be available for allocation to other Series in Excess Finance Charge Sharing Group One or to the Owner Trustee for distribution in accordance with the Trust Agreement, as set forth in
     Section 8.08C of the Indenture.

          (b) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 8.05 of the Indenture.

          (c) On each Distribution Date with respect to the Controlled Accumulation Period or the Early Amortization Period, an amount equal to the Available Investor Principal Collections deposited in the Collection Account for the related Due Period shall be distributed or deposited in the following order of priority:

               (i) during the Controlled Accumulation Period and prior to the payment in full of the Class A Notes, the Class B Notes and the Class C Notes, an amount equal to the Monthly Principal for such Distribution Date shall be deposited into the Principal Funding Account;

               (ii) during the Early Amortization Period, an amount equal to the Monthly Principal for such Distribution Date shall be distributed to the Paying Agent for payment to the Class A Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class A Note Principal Balance has been paid in full;

               (iii) after giving effect to the distribution referred to in clause (ii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class B Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class B Note Principal Balance has been paid in full;

               (iv) after giving effect to the distributions referred to in clauses (ii) and (iii) above, during the Early Amortization Period, an amount equal to the Monthly Principal remaining, if any, shall be distributed to the Paying Agent for payment to the Class C Noteholders on such Distribution Date and on each subsequent Distribution Date until the Class C Note Principal Balance has been paid in full;

               (v) the balance of such Available Investor Principal Collections shall be treated as Shared Principal Collections with respect to Principal Sharing Group One and applied in accordance with Section 8.05 of the Indenture.

          (d) On the earlier to occur of (i) the first Distribution Date with respect to the Early Amortization Period and (ii) the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and distribute to the Paying Agent for payment first, to the Class A Noteholders up to the Class A Note Principal Balance, second, to the Class B Noteholders up to the Class B Note Principal Balance, and third, to the Class C Noteholders up to the Class C Note Principal Balance, the amounts deposited into the Principal Funding Account pursuant to subsection 4.04(c)(i).

          (e) The Controlled Accumulation Period is scheduled to commence at the close of business on [.], 20[.]; provided, however, that, if the Accumulation Period Length (determined as described below) is less than 12 Due Periods, the date on which the Controlled Accumulation Period actually commences will be delayed to the first Business Day of the Due Period that is the number of whole Due Periods prior to the Expected Principal Payment Date at least equal to the Accumulation Period Length and, as a result, the number of Due Periods in the Controlled Accumulation Period will at least equal the Accumulation Period Length. On the Determination Date immediately preceding the [.] Distribution Date, and each Determination Date thereafter until the Controlled Accumulation Period begins, the Servicer will determine the "Accumulation Period Length"
                                                --------------------------
which will equal the number of whole Due Periods such that the sum of the Accumulation Period Factors for each Due Period during such period will be equal to or greater than the Required Accumulation Factor Number; provided, however, that the Accumulation Period Length will not be determined to be less than one Due Period; provided further, however, that the determination of the Accumulation Period Length may be changed at any time if the Rating Agency Condition is satisfied.

     Section 4.05   Investor Charge-Offs. On each Determination Date, the
                    --------------------
Servicer shall calculate the Investor Defaulted Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Investor Defaulted Amount for the related Due Period exceeds the amount available therefor pursuant to
Section 4.04(a)(v) with respect to such Due Period, the Invested Amount will be reduced by the amount of such excess, but not by more than the Investor Defaulted Amount for such Distribution Date (such reduction, an "Investor Charge
                                                                 ---------------
Off").
---
     Section 4.06.  Subordinated Principal Collections. On each Distribution
                    ----------------------------------
Date, the Servicer shall apply, or shall cause the Indenture Trustee to withdraw from the Principal Account and apply, Subordinated Principal Collections with respect to such Distribution Date, in an amount equal to the lesser of the Available Investor Principal Collections and the Monthly Subordination Amount for the preceding Due Period, and apply such amounts on such Distribution Date in accordance with the priority set forth in clauses (i) through (iii) of
Section 4.04(a). On each Distribution Date, the Invested Amount shall be reduced by the amount of Subordinated Principal Collections for such Distribution Date.

     Section 4.07.  Excess Finance Charge and Administrative Collections.
                    ----------------------------------------------------
Subject to Section 8.08C of the Indenture, Excess Finance Charge and Administrative Collections with respect to the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for any Distribution Date will be allocated to Series 2000-[.] in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge and Administrative Collections with respect to all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date and (y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 2000-[.] for such Distribution Date and the denominator of which is the aggregate amount of Finance Charge Shortfalls for all the Excess Finance Charge Sharing Series in Excess Finance Charge Sharing Group One for such Distribution Date. The "Finance
                                                                         -------
Charge Shortfall" for Series 2000-[.] for any Distribution Date will be equal to
----------------
the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to subsections 4.04(a)(i) through (ix) on such Distribution Date over (b) the Reallocated Finance Charge and Administrative Collections with respect to such Distribution Date.

     Section 4.08.  Shared Principal Collections.
                    ----------------------------

          Subject to Section 8.05 of the Indenture, Shared Principal Collections with respect to the Series in Principal Sharing Group One for any Distribution Date will be allocated to Series 2000-[.] in an amount equal to the product of
(i) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series in Principal Sharing Group One for such Distribution Date and (ii) a fraction, the numerator of which is the Series 2000-[.] Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series in Principal Sharing Group One for such Distribution Date. The "Series 2000-[.] Principal Shortfall" will be equal to (i) for any
           -----------------------------------
Distribution Date with respect to the Revolving Period, zero, (ii) for any Distribution Date with respect to the Controlled Accumulation Period, the excess, if any, of the Controlled Deposit Amount with respect to such Distribution Date over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections), and (iii) for any Distribution Date with respect to the Early Amortization Period, the excess, if any, of the Invested Amount over the amount of Available Investor Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

     Section 4.09.  Reallocated Investor Finance Charge and Administrative
                    ------------------------------------------------------
Collections. (a) That portion of Reallocation Group One Investor Finance Charge
-----------
and Administrative Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge and Administrative Collections for such Distribution Date will be allocated to Series 2000-[.] and will be distributed as set forth in this Series Supplement.

             (b) Reallocated Investor Finance Charge and Administrative Collections, with respect to any Distribution Date shall equal the sum of (i) the aggregate amounts payable under Sections 4.04(a)(i) through (ix) and (ii) that portion of excess Reallocation Group One Investor Finance Charge and Administrative Collections to be included in Reallocated Investor Finance Charge and Administrative Collections pursuant to subsection (c) hereof; provided, however, that if the amount of Reallocation Group One Investor Finance Charge and Administrative Collections for such Distribution Date is less than the sum of (A) Reallocation Group One Monthly Interest, (B) Reallocation Group One Investor Default Amount, (C) Reallocation Group One Monthly Fees, and (D) Reallocation Group One Investor Additional Amounts, then Reallocated Investor Finance Charge and Administrative Collections shall equal the sum of the following amounts for such Distribution Date:

                    (1) The product of (I) Reallocation Group One Investor Finance Charge and Administrative Collections (up to the amount of Reallocation Group One Monthly Interest) and (II) a fraction, the numerator of which is the sum of the amounts payable in Sections 4.04(a)(i), (ii) and
     (iv) and the denominator of which is Reallocation Group One Monthly
     Interest;

                    (2) the product of (I) Reallocation Group One Investor Finance Charge and Administrative Collections less the amount of Reallocation Group One Monthly Interest (up to the Reallocation Group One Investor Default Amount) and (II) a fraction, the numerator of which is the Investor Defaulted Amount and the denominator of which is the Reallocation Group One Investor Default Amount;

                    (3) the product of (I) Reallocation Group One Investor Finance Charge and Administrative Collections less the amount of Reallocation Group One Monthly Interest and the Reallocation Group One Investor Default Amount (up to Reallocation Group One Monthly Fees) and
     (II) a fraction, the numerator of which is the sum of the amounts payable in Section 4.04(a)(iii), (vi), (vii), (viii) and (ix) for Series 2000-[.] and the denominator of which is Reallocation Group One Monthly Fees; and

                    (4) the product of (I) Reallocation Group One Investor Finance Charge and Administrative Collections less the amount of Reallocation Group One Monthly Interest, the Reallocation Group One Investor Default Amount, and the Reallocation Group One Investor Monthly Fees, and (II) a fraction, the numerator of which is Additional Amounts and the denominator of which is Reallocation Group One Investor Additional Amounts.

          (c) If the amount of Reallocation Group One Investor Finance Charge and Administrative Collections for such Distribution Date exceeds the sum of (i) Reallocation Group One Monthly Interest, (ii) Reallocation Group One Investor Default Amount, (iii) Reallocation Group One

Monthly Fees, and (iii) Reallocation Group One Investor Additional Amounts, then Reallocated Investor Finance Charge and Administrative Collections for such Distribution Date shall include an amount equal to the product of (A) the amount of such excess and (B) a fraction, the numerator of which is the Adjusted Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Adjusted Invested Amount and the aggregate invested amounts for all other Series included in Reallocation Group One as of such last day.

     Section 4.10.  Principal Funding Account.
                    -------------------------

             (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee, in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Principal Funding Account"), bearing a designation clearly indicating that
      -------------------------
the funds deposited therein are held for the benefit of the Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If at any time the institution holding the Principal Funding Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Principal Funding Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Principal Funding Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Principal Funding Account from time to time, in the amounts and for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the commencement of the Controlled Accumulation Period) prior to the termination of the Principal Funding Account, make deposits into the Principal Funding Account in the amounts specified in, and otherwise in accordance with, subsection 4.04(c)(i).

             (b) Funds on deposit in the Principal Funding Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Principal Funding Account on any Distribution Date, after giving effect to any withdrawals from the Principal Funding Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                    (i) hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (B) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (C) all property credited to such securities account shall be treated as a financial asset, (D) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (E) such agreement shall be governed by the laws of the State of New York; and

                    (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date with respect to the Controlled Accumulation Period and on the first Distribution Date with respect to the Early Amortization Period, the Indenture Trustee, acting at the Servicer's direction given on or before such Distribution Date, shall transfer from the Principal Funding Account to the Collection Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

          Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Indenture Supplement.

     Section 4.11.  Reserve Account.
                    ---------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Noteholders, a segregated trust account with the corporate trust department of such Eligible Institution (the "Reserve Account"), bearing a designation clearly indicating that the funds
      ---------------
deposited therein are held for the benefit of the Noteholders. The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders. If at any time the institution holding the Reserve Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as the Rating Agency may consent), establish a new Reserve Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Reserve Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to termination of the Reserve Account, make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.04(a)(ix).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Distribution Date, after giving effect to any withdrawals from the Reserve Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                    (i) hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (B) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (C) all property credited to such securities account shall be treated as a financial asset, (D) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (E) such agreement shall be governed by the laws of the State of New York; and

                    (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause

(i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be deposited into the Collection Account and included in Available Investor Finance Charge and Administrative Collections for such Distribution Date. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Indenture Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On or before each Distribution Date with respect to the Controlled Accumulation Period and on or before the first Distribution Date with respect to the Early Amortization Period, the Servicer shall calculate the Reserve Draw Amount; provided, however, that such amount will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.04(a)(ix) with respect to such Distribution Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on such Distribution Date by the Indenture Trustee (acting in accordance with the instructions of the Servicer) and deposited into the Collection Account for application as Available Investor Finance Charge and Administrative Collections for such Distribution Date.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Indenture Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account and pay to the Owner Trustee for distribution in accordance with the Trust Agreement an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the termination of the Trust pursuant to Article VIII of the Trust Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Distribution Date relating to the Early Amortization Period and (iii) if the Controlled Accumulation Period has commenced, the earlier of the first Distribution Date with respect to the Early Amortization Period and the Expected Principal Payment Date, the Indenture Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 2000-[.] Noteholders that are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to the Owner Trustee for distribution in accordance with the Trust Agreement all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Indenture Supplement; provided, however, that following the occurrence of an Event of Default with respect to Series 2000-[.] and acceleration of the maturity of the Series 2000-[.] Notes pursuant to Section 5.03 of the Indenture, the Servicer shall withdraw from the Reserve Account all amounts on deposit therein and the Indenture Trustee or the Servicer shall deposit such amounts in the Collection Account for distribution to the Noteholders in accordance with
Section 5.02 to fund any shortfalls in amounts owed to such Noteholders.

     Section 4.12.  Spread Account.
                    --------------

          (a) The Indenture Trustee shall establish and maintain with an Eligible Institution, which may be the Indenture Trustee in the name of the Trust, on behalf of the Trust, for the benefit of the Class C Noteholders, a segregated account with the corporate trust department of such Eligible Institution

(the "Spread Account"), bearing a designation clearly indicating that the
      --------------
funds deposited therein are held for the benefit of the Class C Noteholders. Except as otherwise provided in this Section 4.12, the Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Spread Account and in all proceeds thereof. The Spread Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Class C Noteholders. If at any time the institution holding the Spread Account ceases to be an Eligible Institution, the Transferor shall notify the Indenture Trustee, and the Indenture Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days (or such longer period as to which the Rating Agency may consent) establish a new Spread Account meeting the conditions specified above with an Eligible Institution, and shall transfer any cash or any investments to such new Spread Account. The Indenture Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Spread Account from time to time in an amount up to the Available Spread Account Amount at such time, for the purposes set forth in this Indenture Supplement, and (ii) on each Distribution Date prior to termination of the Spread Account, make a deposit into the Spread Account in the amount specified in, and otherwise in accordance with, Section 4.04(a).

          (b) Funds on deposit in the Spread Account shall be invested at the direction of the Servicer by the Indenture Trustee in Eligible Investments; provided, however, that, for purposes of the investment of funds on deposit in the Spread Account, references in the definition of "Eligible Investments" to a rating in the "highest rating category" shall be modified to require a rating, from any one of the following Rating Agencies, of at least A-2 by Standard & Poor's, P-2 by Moody's or (if such investment is rated by Fitch) F2 by Fitch. Funds on deposit in the Spread Account on any Distribution Date, after giving effect to any withdrawals from and deposits to the Spread Account on such Distribution Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Distribution Date. The Indenture Trustee shall:

                  (i) hold each Eligible Investment that constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Indenture Trustee that (A) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (B) such securities intermediary shall comply with entitlement orders originated by the Indenture Trustee without the further consent of any other person or entity, (C) all property credited to such securities account shall be treated as a financial asset, (D) such securities intermediary shall waive any lien on, security interest in, or right of set-off with respect to any property credited to such securities account, and (E) such agreement shall be governed by the laws of the State of New York; and

                  (ii) maintain possession of each other Eligible Investment not described in clause (i) above;

provided, that no Eligible Investment shall be disposed of prior to its maturity date. Terms used in clause (i) above that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC.

          On each Distribution Date (but subject to subsections 4.12(c), 4.12(d) and 4.12(e)), the Investment Earnings, if any, accrued since the preceding Distribution Date on funds on deposit in the Spread Account shall be paid by the Indenture Trustee to the Owner Trustee for distribution to the holders of the Transferor Certificates pursuant to the Trust Agreement. For purposes of determining the availability of funds or the balance in the Spread Account for any reason under this Indenture Supplement (subject to subsections 4.12(c), 4.12(d) and 4.12(e)), all Investment Earnings shall be deemed not to be available or on deposit.

          (c) If, on any Distribution Date, the aggregate amount available for distribution pursuant to subsection 4.04(a)(iv) is less than the aggregate amount required to be distributed pursuant to subsection 4.04(a)(iv), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account the amount of such deficiency up to the Available Spread Account Amount and, if the Available Spread Account Amount is less than such deficiency, Investment Earnings credited to the Spread Account, and deposit such amount in the Collection Account for payment to the Class C Noteholders in respect of interest on the Class C Notes.

          (d) On the Series 2000-[.] Final Maturity Date, or on any earlier Distribution Date on which the outstanding principal balance of the Class A Notes and the Class B Notes is paid in full, the Indenture Trustee at the direction of the Servicer shall withdraw from the Spread Account an amount equal to the lesser of (i) the outstanding principal balance of the Class C Notes (after any payments to be made on such date) and (ii) the Available Spread Account Amount and, if the Available Spread Account Amount is less than the amount of such excess, Investment Earnings credited to the Spread Account up to the amount of such excess, and the Indenture Trustee or the Servicer shall deposit such amounts into the Collection Account for distribution to the Class C Noteholders in accordance with subsection 5.02(e).

          (e) On any day following the occurrence of an Event of Default with respect to Series 2000-[.] and acceleration of the maturity of the Series 2000-[.] Notes pursuant to Section 5.03 of the Indenture, the Servicer shall withdraw from the Spread Account all amounts on deposit therein (including all Investment Earnings, if any, on funds on deposit in the Spread Account) and the Indenture Trustee or the Servicer shall deposit such amounts in the Collection Account for distribution to the Class C Noteholders, the Class A Noteholders and the Class B Noteholders, in that order of priority, in accordance with Section 5.02, to fund any shortfalls in amounts owed to such Noteholders.

          (f) If on any Distribution Date, after giving effect to all withdrawals from the Spread Account, the Available Spread Account Amount is less than the Required Spread Account Amount then in effect, Reallocated Investor Finance Charge and Administrative Collections and Excess Finance Charge and Administrative Collections shall be deposited into the Spread Account under the circumstances set forth in subsection 4.04(a)(x) up to the amount of the Spread Account Deficiency.

          (g) After the Spread Account Percentage has been increased above zero pursuant to any of clauses (ii) through (v) of the definition thereof, the Spread Account Percentage shall remain at that percentage until (a) further increased to a higher required percentage specified in clauses (ii) through (v) of the definition thereof or (b) the Distribution Date on which the Quarterly Excess Spread Percentage has increased to a level above that for the then current Spread Account Percentage, in which case the Spread Account Percentage shall be decreased to the appropriate percentage in clauses (ii) through (iv) of the definition thereof (or, if the Excess Spread Percentage is greater than or equal to [.]%, the Spread Account Percentage shall be zero and the Required Spread Account Amount shall be $0). Notwithstanding the foregoing, if an Amortization Event with respect to Series 2000-[.] has occurred, the Spread Account Percentage shall equal [.]% (as provided in the definition of Spread Account Percentage) and shall no longer be subject to reduction.

          (h) If on any Distribution Date, after giving effect to all withdrawals from and deposits to the Spread Account, the amount on deposit in the Spread Account would exceed the Required Spread Account Amount then in effect, the Indenture Trustee shall, at the written direction of the Servicer, release such excess to the Transferor. On the date on which the Class C Note Principal Balance has been paid in full (including amounts to be paid to the Class C Noteholders pursuant to subsection 4.12(d) above), the Indenture Trustee, at the direction of the Servicer, shall withdraw from the Spread Account all amounts then remaining in the Spread Account and pay such amounts to the Owner Trustee for distribution to the holders of the Transferor Certificates in accordance with the Trust Agreement.

     Section 4.13.  Determination of LIBOR.
                    ----------------------

          (a) On each LIBOR Determination Date, the Indenture Trustee shall determine LIBOR on the basis of the rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that LIBOR Determination Date shall be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a one-month period. The Indenture Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that LIBOR Determination Date shall be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that LIBOR Determination Date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a one-month period.

          (b) The Class A Note Interest Rate, Class B Note Interest Rate and Class C Note Interest Rate applicable to the then current and the immediately preceding Interest Periods may be obtained by telephoning the Indenture Trustee at its corporate trust office at [.] or such other telephone number as shall be designated by the Indenture Trustee for such purpose by prior written notice by the Indenture Trustee to each Noteholder from time to time.

          (c) On each LIBOR Determination Date, the Indenture Trustee shall send to the Servicer and the Administrator by facsimile transmission, notification of LIBOR for the following Interest Period.

     Section 4.14.  Investment Instructions.  Any investment instructions
                    -----------------------
required to be given to the Indenture Trustee pursuant to the terms hereof must be given to the Indenture Trustee no later than 11:00 a.m. (New York City time) on the date such investment is to be made. In the event the Indenture Trustee receives such investment instruction later than such time, the Indenture Trustee may, but shall have no obligation to, make such investment. In the event the Indenture Trustee is unable to make an investment required in an investment instruction received by the Indenture Trustee after [10:00] a.m. (New York City time) on such day, such investment shall be made by the Indenture Trustee on the next succeeding Business Day. In no event shall the Indenture Trustee be liable for any investment not made pursuant to investment instructions received after [10:00] a.m. (New York City time) on the day such investment is requested to be made.

                              [END OF ARTICLE IV]

                                   ARTICLE V

                      Delivery of Series 2000-[.] Notes;
             Distributions; Reports to Series 2000-[.] Noteholders

     Section 5.01.  Delivery and Payment for the Series 2000-[.] Notes.
                    --------------------------------------------------

          The Indenture Trustee shall execute and authenticate the Series 2000- [.] Notes in accordance with Section 2.03 of the Master Indenture. The Indenture Trustee shall deliver the Series 2000-[.] Notes to or upon the order of the Trust when so authenticated.

     Section 5.02.  Distributions.
                    -------------

          (a) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class A Notes pursuant to this Indenture Supplement.

          (b) On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class A Notes pursuant to this Indenture Supplement.

          (c) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay interest on the Class B Notes pursuant to this Indenture Supplement.

          (d) On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class B Notes pursuant to this Indenture Supplement.

          (e) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date (other than as provided in Section 11.02 of the Indenture) such Class C Noteholder's pro rata share of the amounts held by the Paying Agent (including amounts held by the Paying Agent with respect to amounts withdrawn from the Spread Account (at the times and in the amounts specified in Section 4.12)) that are allocated and available on such Distribution Date to pay interest on the Class C Notes pursuant to this Indenture Supplement.

          (f) On each Distribution Date, the Paying Agent shall distribute to each Class C Noteholder of record on the related Record Date such Class C Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and available on such Distribution Date to pay principal of the Class C Notes pursuant to this Indenture Supplement.

          (g) The distributions to be made pursuant to this Section 5.02 are subject to the provisions of Sections 2.06, 6.01 and 7.01 of the Transfer and Servicing Agreement, Section 11.02 of the Indenture and Section 7.01 of this Indenture Supplement.

          (h) Except as provided in Section 11.02 of the Indenture with respect to a final distribution, distributions to Series 2000-[.] Noteholders hereunder shall be made by (i) check mailed to each Series 2000-[.] Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-[.] Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-[.] Note or the making of any notation thereon.

     Section 5.03.  Reports and Statements to Series 2000-[.] Noteholders.
                    -----------------------------------------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Indenture Trustee, shall forward to each Series 2000-[.] Noteholder a statement substantially in the form of Exhibit C prepared by the Servicer.
                             ---------

          (b) Not later than the second Business Day preceding each Distribution Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Paying Agent and each Rating Agency (i) a statement substantially in the form of Exhibit C prepared by the Servicer and (ii) a
                             ---------
certificate of an Authorized Officer substantially in the form of Exhibit D;
                                                                  ---------
provided that the Servicer may amend the form of Exhibit C and Exhibit D,
                                                 ---------     ---------
from time to time.


          (c) A copy of each statement or certificate provided pursuant to paragraph (a) or (b) may be obtained by any Series 2000-[.] Noteholder by a request in writing to the Servicer.

          (d) On or before January 31 of each calendar year, beginning with calendar year 2001, the Paying Agent, on behalf of the Indenture Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 2000-[.] Noteholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 2000-[.] Noteholders, as set forth in paragraph (a) above, aggregated for such calendar year together with other information as is required to be provided by an issuer of indebtedness under the Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Code as from time to time in effect.


                              [END OF ARTICLE V]

                                  ARTICLE VI

                      Series 2000-[.] Amortization Events

     Section 6.01.  Series 2000-[.] Amortization Events.  If any one of the
                    -----------------------------------
following events shall occur with respect to the Series 2000-[.] Notes:

          (a) failure on the part of the Transferor (i) to make any payment or deposit required by the terms of the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement on or before the date occurring five Business Days after the date such payment or deposit is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Transferor set forth in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, which failure has an Adverse Effect on the Series 2000-[.] Noteholders and which continues unremedied and continues to materially and adversely affect the interests of the Noteholders for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-[.] Notes;

          (b) any representation or warranty made by the Transferor in the Transfer and Servicing Agreement, the Indenture or this Indenture Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.01 or subsection 2.09(h) of the Transfer and Servicing Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Indenture Trustee, or to the Transferor and the Indenture Trustee by any Holder of the Series 2000-[.] Notes and as a result of which the interests of the Series 2000-[.] Noteholders are materially and adversely affected and continue to be materially and adversely affected for the designated period; provided, however, that a Series 2000-[.] Amortization Event Out Event pursuant to this subsection 6.01(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Transfer and Servicing Agreement;

          (c) a failure by the Transferor to convey Receivables in Additional Accounts or Participation Interests to the Trust within five Business Days after the day on which it is required to convey such Receivables or Participation Interests pursuant to subsection 2.09(a) of the Transfer and Servicing Agreement;

          (d) any Servicer Default shall occur which has an Adverse Effect on the Series 2000-[.] Noteholders;

          (e) the average Series Portfolio Yield for any three consecutive Due Periods is reduced to a rate which is less than the average of the Base Rates for such period;

          (f) the Class A Note Principal Balance or the Class B Note Principal Balance or the Class C Note Principal Balance shall not be paid in full on the Expected Principal Payment Date; or

          (g) without limiting the foregoing, the occurrence of an Event of Default with respect to Series 2000--[.] and an acceleration of the maturity of the Series 2000--[.] Notes pursuant to Section 5.03 of the Indenture; or then, in the case of any event described in subparagraph (a), (b), (d) or (f) after the applicable grace period, if any, set forth in such subparagraphs, either the Indenture Trustee or the Holders of Series 2000-[.] Notes evidencing more than 50% of the Outstanding Amount of Series 2000-[.] Notes by notice then given in writing to the Transferor and the Servicer (and to the Indenture Trustee if given by the Series 2000-[.] Noteholders) may declare that an amortization event (a "Series 2000-[.] Amortization Event") has occurred as of
                       ----------------------------------
the date of such notice, and, in the case of any event described in subparagraph
(c), (e) or (g), a Series 2000-[.] Amortization Event shall occur without any notice or other action on the part of the Indenture Trustee or the Series 2000- [.] Noteholders immediately upon the occurrence of such event.


                              [END OF ARTICLE VI]

                                  ARTICLE VII

Redemption of Series 2000-[.] Notes; Series Final Maturity; Final Distributions

     Section 7.01.  Optional Redemption of Series 2000-[.] Notes.
                    --------------------------------------------

          (a) On any day occurring on or after the date on which the sum of the Class A Note Principal Balance, the Class B Note Principal Balance, and any portion of the Class C Note Principal Balance that is not held by the Transferor or an affiliate, is reduced to 10% or less of the sum of the Class A
Note Initial Principal Balance, the Class B Note Initial Principal Balance, and any portion of the Class C Note Initial Principal Balance that is not held by the Transferor or an affiliate, the Transferor shall have the option to redeem the Series 2000-[.] Noteholders' Collateral, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (b) The Transferor shall give the Servicer and the Indenture Trustee at least 30 days prior written notice of the date on which the Transferor intends to exercise such optional redemption. Not later than 12:00 noon, New York City time, on such day the Transferor shall deposit into the Collection Account in immediately available funds the excess of the Reassignment Amount over the amount, if any, on deposit in the Principal Funding Account. Such redemption option is subject to payment in full of the Reassignment Amount. Following such deposit into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 2000-[.] shall be reduced to zero and the Series 2000-[.] Noteholders shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in subsection [.].

     Section 7.02.  Series Final Maturity.
                    ---------------------

          (a) The amount to be paid by the Transferor with respect to Series 2000-[.] in connection with a reassignment of the Noteholders' Collateral pursuant to Section 2.06 or Section 7.01 of the Transfer and Servicing Agreement shall be the Reassignment Amount for the first Distribution Date following the Due Period in which the reassignment obligation arises under the Transfer and Servicing Agreement. With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or Section 2.06 of the Transfer and Servicing Agreement or the proceeds from any Foreclosure Remedy pursuant to
Section 5.05 of the Indenture, the Indenture Trustee shall, in accordance with the written direction of the Servicer, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case after giving effect to any deposits and distributions otherwise to be made on such date) in immediately available funds:

          (i) (x) the Class A Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Noteholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Noteholders on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Noteholders;

          (ii) (x) the Class B Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Noteholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Noteholders on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Noteholders; and

          (iii) (x) the Class C Note Principal Balance on such Distribution Date will be distributed to the Paying Agent for payment to the Class C Noteholders and (y) an amount equal to the sum of (A) Class C Monthly Interest for such Distribution Date, (B) any Class C Monthly Interest previously due but not distributed to the Class C Noteholders on a prior Distribution Date and (C) the amount of Class C Additional Interest, if any, for such Distribution Date and any Class C Additional Interest previously due but not distributed to the Class C Noteholders on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class C Noteholders.

          (b) Notwithstanding anything to the contrary in this Indenture Supplement, the Indenture or the Transfer and Servicing Agreement, all amounts distributed to the Paying Agent pursuant to subsection 7.02(d) for payment to the Series 2000-[.] Noteholders shall be deemed distributed in full to the Series 2000-[.] Noteholders on the date on which such funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 11.02 of the Indenture.


                             [END OF ARTICLE VII]

                                 ARTICLE VIII

                            Miscellaneous Provision

     Section 8.01.  Ratification of Agreement.  As supplemented by this
                    -------------------------
Indenture Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented by this Indenture Supplement shall be read, taken and construed as one and the same instrument.

     Section 8.02.  Form of Delivery of the Series 2000-[.] Notes.
                    ---------------------------------------------

             The Series 2000-[.] Notes shall be delivered as Registered Notes as provided in Section 2.01 of the Indenture.

     Section 8.03.  Counterparts.  This Indenture Supplement may be executed in
                    ------------
two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     Section 8.04.  Governing Law.  THIS INDENTURE SUPPLEMENT SHALL BE CONSTRUED
                    -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.


                             [END OF ARTICLE VIII]


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have caused this Indenture Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

Dated: [.], 2000                             HOUSEHOLD CREDIT CARD NOTE TRUST I,
                                              as Issuer





                                             By: _______________________________
                                                   not in its individual
                                                   capacity, but solely as Owner
                                                   Trustee


                                             By: _______________________________
                                                  Name:
                                                  Title:



                                             WELLS FARGO BANK MINNESOTA, N.A.,
                                              as Indenture Trustee and
                                              Securities Intermediary



                                             By: _______________________________
                                                  not in its individual
                                                  capacity, but solely as
                                                  Indenture Trustee and
                                                  Securities Intermediary


                                             By: _______________________________
                                                  Name:
                                                  Title:

                                                                     EXHIBIT A-1
                                                                     -----------

                                    FORM OF
               CLASS A [FLOATING RATE] [   %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS A NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS A NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.


                                     A-1-1

                                           INITIAL OUTSTANDING PRINCIPAL BALANCE
REGISTERED                                                             $______1/
                                                                              -

No. R-__                                                       CUPSIP NO._______


                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS A [FLOATING RATE] [   %] ASSET BACKED NOTE

     Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a
-------          -----
Trust Agreement dated as of _______, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Notes is paid in full and (b) the ___________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class A Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

     Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

______________
1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.
-
                                     A-1-2

     IN WITNESS WHEREOF, the Issuer has caused this Class A Note to be duly executed.

                                      HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I,
                                       as Issuer


                                      By:  WILMINGTON TRUST COMPANY, not in its
                                           individual capacity but solely as
                                           Owner Trustee under the Trust
                                           Agreement


                                      By: _____________________________________
                                          Name:
                                          Title:



Dated: ________, _____

                                     A-1-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class A Notes described in the within-mentioned Indenture.

                                               WELLS FARGO BANK MINNESOTA, N.A.,
                                               as Indenture Trustee


                                               By: _______________________
                                                    Authorized Signatory

                                     A-1-4

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS A [FLOATING RATE] [   %] ASSET BACKED NOTE

                        Summary of Terms and Conditions


          This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2000-_ (the "Series 2000-_ Notes"), issued under a Master Indenture dated as of
      -------------------
__________ __, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo
                          ----------------
Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"), as
                                                 -----------------
supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "Indenture Supplement"), and representing the right to receive certain payments
---------------------
from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Class B Notes and the Class C Notes will also be issued under the Indenture.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class A Note Initial Principal Balance is $[_____________]. The Class A Note Principal Balance on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

          The Expected Principal Payment Date is the [________ ________] Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and

                                     A-1-5
available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class A Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (Nevada), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

                                     A-1-6

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-7

                                  ASSIGNMENT

Social Security or other identifying number of assignee________________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________
                       (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ____________                  ______________________2/
                                                           -

                                     Signature Guaranteed:

                                     ______________________




________________________
2/ NOTE: The signature to this assignment must correspond with the name of
- the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-8

                                                                     EXHIBIT A-2
                                                                     -----------

                                    FORM OF
               CLASS B [FLOATING RATE] [   %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                    A-2-1

REGISTERED                                                        $___________3/
                                                                              -

No. R-__                                                    CUSIP NO. __________


                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS B [FLOATING RATE] [   %] ASSET BACKED NOTE

     Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a
-------          -----
Trust Agreement dated as of ______, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Notes is paid in full and (b) the ___________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

          THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.




__________________
3/ Denominations of $1,000 and integral multiples of $1,000 in excess
-  thereof.

                                     A-2-2

                   IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.


                                      HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I,
                                       as Issuer


                                      By: WILMINGTON TRUST COMPANY, not in its
                                          individual capacity but solely as
                                          Owner Trustee under the Trust
                                          Agreement




                                      By: ________________________________
                                          Name:
                                          Title:



Dated: ________, _____

                                     A-2-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                               WELLS FARGO BANK MINNESOTA, N.A.,
                                               as Indenture Trustee


                                               By: ______________________
                                                   Authorized Signatory

                                     A-2-4

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS A [FLOATING RATE] [ %] ASSET BACKED NOTE

                        Summary of Terms and Conditions


          This Class A Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2000-_ (the "Series 2000-_ Notes"), issued under a Master Indenture dated as of
      -------------------
__________ __, 2000 (the "Master Indenture"), between the Issuer and Wells Fargo
                          ----------------
Bank Minnesota, N.A., as indenture trustee (the "Indenture Trustee"), as
                                                 -----------------
supplemented by the Indenture Supplement dated as of __________ __, 2000 (the "Indenture Supplement"), and representing the right to receive certain payments
 --------------------
from the Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Class B Notes and the Class C Notes will also be issued under the Indenture.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class A Note Initial Principal Balance is $[_____________]. The Class A Note Principal Balance on any date of determination will be an amount equal to (a) the Class A Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class A Noteholders on or prior to such date.

          The Expected Principal Payment Date is the [________ ________] Distribution Date, but principal with respect to the Class A Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Noteholder of record on the related Record Date (except for the final distribution in respect of this Class A Note) such Class A Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and

                                     A-2-5
available on such Distribution Date to pay interest and principal on the Class A Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class A Note will be made only upon presentation and surrender of this Class A Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class A Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (Nevada), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class A Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Note shall be registered in the Note Register upon surrender of this Class A Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class A Noteholder or such Class A Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class A Notes are exchangeable for new Class A Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, Transferor or the Indenture Trustee shall treat the person in whose name this Class A Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS A NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

                                     A-2-6

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-2-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ___________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________________________________________
                                         (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                    ____________________4/
                                                                              -

                                                           Signature Guaranteed:



                                                          ______________________




______________












_____________________
4/  NOTE: The signature to this assignment must correspond with the name of the
-
    registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-2-8

                                                                     EXHIBIT A-3
                                                                     -----------

                                    FORM OF

               CLASS B [FLOATING RATE] [   %] ASSET BACKED NOTE

     UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) - ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF COVENANTS AND AGREES THAT IT WILL NOT AT ANY TIME INSTITUTE AGAINST THE ISSUER OR THE TRANSFEROR, OR JOIN IN INSTITUTING AGAINST THE ISSUER OR THE TRANSFEROR, ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS UNDER ANY UNITED STATES FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

     THE HOLDER OF THIS CLASS B NOTE, BY ACCEPTANCE OF THIS NOTE, AND EACH HOLDER OF A BENEFICIAL INTEREST THEREIN, AGREE TO TREAT THE CLASS B NOTES AS INDEBTEDNESS OF THE ISSUER FOR APPLICABLE FEDERAL, STATE, AND LOCAL INCOME AND FRANCHISE TAX LAW AND FOR PURPOSES OF ANY OTHER TAX IMPOSED ON, OR MEASURED BY, INCOME.

                                    A-3-1

REGISTERED                                                       $___________5/
                                                                             -


No. R-__                                                    CUSIP NO. __________


                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS B [FLOATING RATE] [   %] ASSET BACKED NOTE

     Household Credit Card Master Note Trust I (herein referred to as the "Issuer" or the "Trust"), a Delaware statutory business trust governed by a
 ------          -----
Trust Agreement dated as of ______, 2000, for value received, hereby promises to pay to _________________, or registered assigns, subject to the following provisions, the principal sum of __________________ DOLLARS, or such greater or lesser amount as determined in accordance with the Indenture, on the Series 2000-_ Final Maturity Date (which is the earlier to occur of (a) the Distribution Date on which the Notes is paid in full and (b) the ___________ ____ Distribution Date), except as otherwise provided below or in the Indenture. The Issuer will pay interest on the unpaid principal amount of this Note at the Class B Note Interest Rate on each Distribution Date until the principal amount of this Note is paid in full. Interest on this Note will accrue for each Distribution Date from and including the most recent Distribution Date on which interest has been paid to but excluding such Distribution Date or, for the initial Distribution Date, from and including the Closing Date to but excluding such Distribution Date. [Interest will be computed on the basis of a 360-day year and the actual number of days elapsed.] Principal of this Note shall be paid in the manner specified on the reverse hereof.

     The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Indenture Trustee, by manual signature, this Note shall not be entitled to any benefit under the Indenture or the Indenture Supplement referred to on the reverse hereof, or be valid for any purpose.

          THIS CLASS B NOTE IS SUBORDINATED TO THE EXTENT NECESSARY TO FUND PAYMENTS ON THE CLASS A NOTES TO THE EXTENT SPECIFIED IN THE INDENTURE SUPPLEMENT.

          IN WITNESS WHEREOF, the Issuer has caused this Class B Note to be duly executed.


                              HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I,
                               as Issuer



_______________________
5/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.
-

                                     A-3-2

                             By: WILMINGTON TRUST COMPANY, not in its individual
                                 capacity but solely as Owner Trustee under the Trust Agreement



                             By:_______________________________
                                Name:
                                Title:



Dated: ________, _____

                                     A-3-3

               INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION


This is one of the Class B Notes described in the within-mentioned Indenture.

                                        WELLS FARGO BANK MINNESOTA, N.A.,
                                        as Indenture Trustee


                                        By:  ________________________
                                             Authorized Signatory

                                     A-3-4

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

               CLASS B [FLOATING RATE] [   %] ASSET BACKED NOTE

                        Summary of Terms and Conditions


          This Class B Note is one of a duly authorized issue of Notes of the Issuer, designated as Household Credit Card Master Note Trust I, Series 2000-_ (the "Series 2000-_ Notes"), issued under a Master Indenture dated as of _____,
      -------------------
2000 (the "Master Indenture"), between the Issuer and Wells Fargo Minnesota,
           ----------------
N.A., as indenture trustee (the "Indenture Trustee"), as supplemented by the
                                 -----------------
Indenture Supplement dated as of __________ __, 2000 (the "Indenture
                                                           ---------
Supplement"), and representing the right to receive certain payments from the
----------
Issuer. The term "Indenture," unless the context otherwise requires, refers to the Master Indenture as supplemented by the Indenture Supplement. The Notes are subject to all of the terms of the Indenture. All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture. In the event of any conflict or inconsistency between the Indenture and this Note, the Indenture shall control.

          The Class A Notes and the Class C Notes will also be issued under the Indenture.

          The Noteholder, by its acceptance of this Note, agrees that it will look solely to the property of the Trust allocated to the payment of this Note for payment hereunder and that the Indenture Trustee is not liable to the Noteholders for any amount payable under the Note or the Indenture or, except as expressly provided in the Indenture, subject to any liability under the Indenture.

          This Note does not purport to summarize the Indenture and reference is made to the Indenture for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Indenture Trustee.

          The Class B Note Initial Principal Balance is $[___________]. The Class B Note Principal Balance on any date of determination will be an amount equal to (a) the Class B Note Initial Principal Balance, minus (b) the aggregate amount of principal payments made to the Class B Noteholders on or prior to such date.

          The Expected Principal Payment Date is the [________ ________] Distribution Date, but principal with respect to the Class B Notes may be paid earlier or later under certain circumstances described in the Indenture. If for one or more months during the Controlled Accumulation Period there are not sufficient funds to deposit into the Principal Funding Account the Controlled Deposit Amount, then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the Controlled Accumulation Period to make up for such shortfalls, the final payment of principal of the Notes will occur later than the Expected Principal Payment Date. Payments of principal of the Notes shall be payable in accordance with the provisions of the Indenture.

          Subject to the terms and conditions of the Indenture, the Transferor may, from time to time, direct the Owner Trustee, on behalf of the Trust, to issue one or more new Series of Notes.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Noteholder of record on the related Record Date (except for the final distribution in respect of this Class B Note) such Class B Noteholder's pro rata share of the amounts held by the Paying Agent that are allocated and

                                     A-3-5
available on such Distribution Date to pay interest and principal on the Class B Notes pursuant to the Indenture Supplement. Except as provided in the Indenture with respect to a final distribution, distributions to Series 2000-_ Noteholders shall be made by (i) check mailed to each Series 2000-_ Noteholder (at such Noteholder's address as it appears in the Note Register), except that with respect to any Series 2000-_ Notes registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds and (ii) without presentation or surrender of any Series 2000-_ Note or the making of any notation thereon. Final payment of this Class B Note will be made only upon presentation and surrender of this Class B Note at the office or agency specified in the notice of final distribution delivered by the Indenture Trustee to the Series 2000-_ Noteholders in accordance with the Indenture.

          On any day occurring on or after the date on which the outstanding principal balance of the Series 2000-_ Notes is reduced to 10% or less of the initial outstanding principal balance of the Series 2000-_ Notes, the Issuer shall have the option to redeem the Series 2000-_ Notes, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          This Class B Note does not represent an obligation of, or an interest in, the Transferor, Household Finance Corporation, Household Bank (Nevada), N.A. or any Affiliate of any of them and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency or instrumentality.

          Each Noteholder, by accepting a Note, hereby covenants and agrees that it will not at any time institute against the Issuer or the Transferor, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

          Except as otherwise provided in the Indenture Supplement, the Class B Notes are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Note shall be registered in the Note Register upon surrender of this Class B Note for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Indenture Trustee or the Transfer Agent and Registrar, duly executed by the Class B Noteholder or such Class B Noteholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Notes in any authorized denominations of like aggregate principal amount will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, Class B Notes are exchangeable for new Class B Notes in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar. No service charge may be imposed for any such exchange but the Issuer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Issuer, the Transferor, the Indenture Trustee and any agent of the Issuer, the Transferor or the Indenture Trustee shall treat the person in whose name this Class B Note is registered as the owner hereof for all purposes, and neither the Issuer, the Transferor, the Indenture Trustee nor any agent of the Issuer, the Transferor or the Indenture Trustee shall be affected by notice to the contrary.

          THIS CLASS B NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW

                                     A-3-6

PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-3-7

                                  ASSIGNMENT


Social Security or other identifying number of assignee ____________________

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
                                          (name and address of assignee)

the within note and all rights thereunder, and hereby irrevocably constitutes and appoints ____________________, attorney, to transfer said note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                                     __________________6/
                                                                             -

                                                           Signature Guaranteed:

                                                           _____________________







_________________







___________________
6/  NOTE: The signature to this Assignment must correspond with the name of the
-
    registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                     A-3-8

                                                                       EXHIBIT B
                                                                       ---------

                   FORM OF MONTHLY PAYMENT INSTRUCTIONS AND
                     NOTIFICATION TO THE INDENTURE TRUSTEE


                        ______________________________

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I

                                 SERIES 2000-_

                        ______________________________

          The undersigned, a duly authorized representative of Household Finance Corporation ("HFC"), as Servicer pursuant to the Transfer and Servicing
              ---
Agreement, dated as of ______, 2000 (as amended and supplemented, the "Transfer
                                                                       --------
and Servicing Agreement"), among HFC, Household Receivables Funding, Inc. III.
-----------------------
("HRF"), as Transferor and Household Credit Card Master Note Trust I (the
  ---
"Trust"), does hereby certify as follows:
 -----

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of ______, 2000 (as amended or supplemented, the "Master
                                                                      ------
Indenture"), between the Trust and Wells Fargo Bank Minnesota, N.A., as
---------
indenture trustee (the "Indenture Trustee") as supplemented by the Series 2000-_
                        -----------------
Indenture Supplement, dated as of __________ __, 2000, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement"), as
                                                     --------------------
applicable.

          2.   HFC is the Servicer.

          3.   The undersigned is an Authorized Officer of the Servicer.

I    INSTRUCTION TO MAKE A WITHDRAWAL
     --------------------------------

          Pursuant to subsection 4.04(a), the Servicer does hereby instruct the Indenture Trustee (i) to make withdrawals from the Collection Account on ___________, ____, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Finance Charge Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 3.01(a) and 4.04(a):

          A)   Pursuant to subsection 3.01(b):
               -------------------------------

                  (1)    Servicer Interchange.......................  $_______

          B)   Pursuant to subsection 4.04(a)(i):
               ----------------------------------

                    (1)  Interest at the Class A Note Interest Rate
               for the related Interest Period on the outstanding
               principal balance of the Class A Notes...............  $_______

                    (2)  Class A Monthly Interest previously due but
               not paid  ...........................................  $_______

                    (3)  Class A Additional Interest and any Class A
               Additional Interest previously due but not paid......  $_______

           C)  Pursuant to subsection 4.04(a)(ii):
               -----------------------------------

          (1)  Interest at the Class B Note Interest Rate for the
               related Interest Period on the outstanding principal
               balance of the Class B Notes.........................  $_______

          (2)  Class B Monthly Interest previously due but not
               paid.................................................  $_______

          (3)  Class B Additional Interest and any Class B Additional
               Interest previously due but not paid.................  $_______

           D)  Pursuant to subsection 4.04(a)(iii):
               ------------------------------------

                    (1)  If HFC or an Affiliate of HFC is no longer
               the Servicer, the Monthly Servicing Fee for such
               Distribution Date....................................  $_______

                    (2)  If HFC or an Affiliate of HFC is no longer
               the Servicer, the accrued and unpaid Monthly Servicing
               Fees.................................................  $_______

                    (3)  If HFC or an Affiliate of HFC is no longer
               the Administrator, the Monthly Administration Fee for
               such Distribution Date...............................  $_______

                    (4)  If HFC or an Affiliate of HFC is no longer
               the Administrator, the accrued and unpaid Monthly
               Administration Fees..................................  $_______

           E)  Pursuant to subsection 4.04(a)(iv):
               -----------------------------------

                    (1)  Interest at the Class C Note Interest Rate
               for the related Interest Period on the outstanding
               principal balance of the Class C Notes...............  $_______

                    (2)  Class C Monthly Interest previously due but
               not paid.............................................. $_______

                    (3)  Class C Additional Interest and any Class C
               Additional Interest previously due but not paid......  $_______

           F)  Pursuant to subsection 4.04(a)(v):
               ----------------------------------

                    (1)  Investor Default Amount for such
               Distribution Date to be treated as Available Principal
               Collections..........................................  $_______

           G)  Pursuant to subsection 4.04(a)(vi):
               -----------------------------------

                    (1)  Aggregate amount of Investor Charge-Offs
               and Subordinated Principal Collections not previously reimbursed to be treated as Available Principal
               Collections..........................................  $_______

          H)   Pursuant to subsection 4.04(a)(vii):
               ------------------------------------

                    (1)  If HFC or an Affiliate of HFC is the
               Servicer, the Monthly Servicing Fee for such
               Distribution Date....................................  $_______

                    (2)  If HFC or an Affiliate of HFC is the
               Servicer, the accrued and unpaid Monthly Servicing
               Fees.................................................  $_______

          I)   Pursuant to subsection 4.04(a)(viii):
               -------------------------------------

                    (1)  If HFC or an Affiliate of HFC is the
               Administrator, the Monthly Administration Fee for
               such Distribution Date...............................  $_______

                    (2)  If HFC or an Affiliate of HFC is the
               Administrator, the accrued and unpaid Monthly
               Administration Fees..................................  $_______

          J)   Pursuant to subsection 4.04(a)(ix):
               -----------------------------------

                    (2)  An amount equal to the amounts to be
               deposited in the Reserve Account to be deposited in
               the Reserve Account..................................  $_______

          K)   Pursuant to subsection 4.04(a)(x):
               ----------------------------------

                    (1)  An amount equal to the amounts to be
               deposited in the Spread Account to be deposited
               in the Spread Account................................  $_______

          Pursuant to subsections 4.04(b) and (c), the Servicer hereby instructs the Indenture Trustee (i) to make withdrawals from the Collection Account on ____________, which date is a Distribution Date under the Indenture Supplement, in the aggregate amounts (equal to the Available Principal Collections) as set forth below in respect of the following amounts and (ii) to apply the proceeds of such withdrawals in accordance with subsections 4.04(b) and (c):

          A)   Pursuant to subsection 4.04(b):
               -------------------------------

               (1)  Amount equal to Available Principal
          Collections to be treated as Shared Principal
          Collections...............................................  $_______

          B)   Pursuant to subsection 4.04(c)(i):
               ----------------------------------

               (1)  During Controlled Accumulation Period,
          Monthly Principal for such Distribution Date
          deposited into the Principal Funding Account..............  $_______


          C)   Pursuant to subsection 4.04(c)(ii):
               -----------------------------------

               (1)  During Early Amortization Period, Monthly
          Principal for such Distribution Date to Class A Notes
          until Class A Notes paid in full..........................  $_______

          D)   Pursuant to subsection 4.04(c)(iii):
               ------------------------------------

               (1)  After giving effect to clause (C) above, during

               Early Amortization Period, if any remaining Monthly
               Principal, to Class B Notes until Class B Notes paid
               in full..............................................  $_______

               E)   Pursuant to subsection 4.04(c)(iv):
                    -----------------------------------

                    (1)  After giving effect to clauses (C) and (D)
               above, during Early Amortization Period, if any
               remaining Monthly Principal, to Class C Notes until
               Class C Notes paid in full...........................  $_______

               F)   Pursuant to subsection 4.04(c)(v):
                    ----------------------------------

                    (1)  Amount, if any, remaining after giving
               effect to clauses (B) or (E) above, to be treated as
               Shared Principal Collections.........................  $_______

          Pursuant to Section 4.06, the Servicer does hereby instruct the Indenture Trustee to apply on __________, which is a Distribution Date under the Indenture Supplement, any Subordinated Principal Collections for such Distribution Date in amount equal to the lesser of Available Investor Principal Collections and the Monthly Subordination Amount for the preceding Due Period.

II.  INSTRUCTION TO MAKE CERTAIN PAYMENTS

          Pursuant to Section 5.02, the Servicer does hereby instruct the Indenture Trustee or the Paying Agent, as the case may be, to pay in accordance with Section 5.02 from the Collection Account or the Principal Funding Account, as applicable, on __________, which date is a Distribution Date under the Indenture Supplement, the following amounts as set forth below:

     A)   Pursuant to subsection 5.02(a):
          -------------------------------

        Interest to be distributed to Class A Noteholders.........    $________

     B)   Pursuant to subsection 5.02(b):
          -------------------------------

        Principal to be distributed to Class A Noteholders........    $________

     C)   Pursuant to subsection 5.02(c):
          -------------------------------

        Interest to be distributed to Class B Noteholders.........    $________

     D)   Pursuant to subsection 5.02(d):
          -------------------------------

        Principal to be distributed to Class B Noteholders........    $________

     E)   Pursuant to subsection 5.02(e):
          -------------------------------

        Interest to be distributed to Class C Noteholders
        (including amounts from the Spread Account)...............    $________

     F)   Pursuant to subsection 5.02(f):
          -------------------------------

        Principal to be distributed to Class C Noteholders........    $________

          IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this ____ day of ________, _____.

                              HOUSEHOLD FINANCE CORPORATION


                              By: _______________________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT C
                                                                       ---------

                           FORM OF MONTHLY STATEMENT


                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
                                 SERIES 2000-_

          Pursuant to the Master Indenture, dated as of ______, 2000 (as amended and supplemented, the "Master Indenture"), between Household Credit Card Master
                       ----------------
Note Trust I (the "Trust") and Wells Fargo Bank Minnesota, N.A., as indenture
                   -----
trustee (the "Indenture Trustee"), as supplemented by the Series 2000-_
              -----------------
Indenture Supplement, dated as of __________ __, 2000 (the "Indenture
                                                            ---------
Supplement"), between the Trust and the Indenture Trustee, Household Finance Corporation, as Servicer (the "Servicer") under the Transfer and Servicing
                               --------
Agreement, dated as of ______, 2000 (the "Transfer and Servicing Agreement")
                                          --------------------------------
among Household Receivables Funding, Inc. III, as Transferor, the Servicer and the Trust, is required to prepare certain information each month regarding current distributions to the Series 2000-_ Noteholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date of __________, and with respect to the performance of the Trust during the month of __________ is set forth below. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Master Indenture and the Indenture Supplement.

     A)   Information regarding distributions in respect of the Class A
          Notes

          (1)  The total amount of the distribution in respect of Class A
          Notes.......................................................... $_____

          (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Notes.............. $_____

          (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class A Notes............. $_____

     B)   Information regarding distributions in respect of the Class B
          Notes

          (1)  The total amount of the distribution in respect of Class B
          Notes.......................................................... $_____

          (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class B Notes.............. $-----

          (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class B Notes............. $_____

     C)   Information regarding distributions in respect of the Class C
          Notes.......................................................... $_____

          (1)  The total amount of the distribution in respect of Class C
          Notes.......................................................... $_____

          (2)  The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class C Notes.............. $_____

          (3)  The amount of the distribution set forth in paragraph 1 above in respect of principal of the Class C Notes............. $_____



RECEIVABLES --

Beginning of the Month Principal Receivables:                         $_________
Beginning of the Month Finance Charge and Administrative              $_________
Receivables:
Beginning of the Month Discounted Receivables:                        $_________
Beginning of the Month Total Receivables:                             $_________

Removed Principal Receivables:                                        $_________
Removed Finance Charge and Administrative Receivables:                $_________
Removed Total Receivables:                                            $_________

Additional Principal Receivables:                                     $_________
Additional Finance Charge and Administrative Receivables:             $_________
Additional Total Receivables:                                         $_________

Discounted Receivables Generated this Period:                         $_________
End of the Month Principal Receivables:                               $_________
End of the Month Finance Charge and Administrative Receivables:       $_________
End of the Month Discounted Receivables:                              $_________
End of the Month Total Receivables:                                   $_________

Special Funding Account Balance:                                      $_________
Aggregate Principal Balance (all Series):                             $_________
End of the Month Transferor Interest:                                 $_________

DELINQUENCIES AND LOSSES --


End of the Month Delinquencies:                                  RECEIVABLES
                                                                 -----------

  1-29 Days Delinquent                                           $_________
  30-59 Days Delinquent                                          $_________
  60-89 Days Delinquent                                          $_________
  90-119 Days Delinquent                                         $_________
  120+ Days Delinquent                                           $_________


  Total End of Month Delinquencies                               $_________


Defaulted Receivables During the Month                           $_________


NOTE PRINCIPAL BALANCES --

  Class A Note Principal Balance                  $_________
  Class B Note Principal Balance                  $_________
  Class C Note Principal Balance                  $_________


INITIAL INVESTED AMOUNT                                          $_________

MONTHLY SERVICING FEE                                            $_________

INVESTOR DEFAULT AMOUNT                                          $_________

INVESTOR CHARGE-OFFS                                             $_________

SERIES 2000-_ INFORMATION
  FLOATING INVESTOR PERCENTAGE                                   _________%
  FIXED INVESTOR PERCENTAGE                                      _________%
  AVAILABLE FINANCE CHARGE COLLECTIONS                           $_________
  INVESTOR DEFAULT AMOUNT                                        $_________
  MONTHLY SERVICING FEES                                         $_________
  AVAILABLE PRINCIPAL COLLECTIONS                                $_________

  REQUIRED TRANSFEROR INTEREST                                   $_________
  EXCESS FINANCE CHARGE AND ADMINISTRATIVE                       $_________
  COLLECTIONS
  SHARED PRINCIPAL COLLECTIONS                                   $_________


APPLICATION OF COLLECTIONS --

CLASS A MONTHLY INTEREST                                         $__________
CLASS B MONTHLY INTEREST                                         $__________
IF HFC OR AN AFFILIATE OF HFC IS NO LONGER
SERVICER, MONTHLY SERVICING FEE                                  $__________
IF HFC OR AN AFFILIATE OF HFC IS NO LONGER
  ADMINISTRATOR, THE MONTHLY ADMINISTRATION FEE                  $__________
CLASS C MONTHLY INTEREST                                         $__________
INVESTOR DEFAULT AMOUNT                                          $__________
INVESTOR CHARGE OFFS AND                                         $__________
 REALLOCATED PRINCIPAL COLLECTIONS
 NOT PREVIOUSLY REIMBURSED
IF HFC OR AN AFFILIATE OF HFC IS SERVICER, MONTHLY
  SERVICING FEE                                                  $__________
IF HFC OR AN AFFILIATE OF HFC IS ADMINISTRATOR,
 THE MONTHLY ADMINISTRATION FEE                                  $__________
AMOUNTS TO BE DEPOSITED IN THE                                   $__________
 RESERVE ACCOUNT
AMOUNTS TO BE DEPOSITED IN THE                                   $__________
 SPREAD ACCOUNT


EXCESS FINANCE CHARGE AND ADMINISTRATIVE COLLECTIONS


TOTAL EXCESS FINANCE CHARGE AND ADMINISTRATIVE
  COLLECTIONS FOR ALL ALLOCATION SERIES                          $_________

YIELD AND BASE RATE --

  Base Rate (Current Month)                       _________%
  Base Rate (Prior Month)                         _________%
  Base Rate (Two Months Ago)                      _________%
THREE MONTH AVERAGE BASE RATE                                    _________%

  Portfolio Yield (Current Month)                 _________%
  Portfolio Yield (Prior Month)                   _________%
  Portfolio Yield (Two Months Ago)                _________%
THREE MONTH AVERAGE PORTFOLIO YIELD                              _________%

PRINCIPAL COLLECTIONS --

MONTHLY PRINCIPAL                                                _________%

SERIES 2000-_ PRINCIPAL SHORTFALL                                $_________

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM
  OTHER PRINCIPAL SHARING SERIES                                 $_________

INVESTOR CHARGE OFFS AND REDUCTIONS

INVESTOR CHARGE OFFS                                             $_________
REDUCTIONS IN INVESTED AMOUNT (OTHER THAN BY
  PRINCIPAL PAYMENTS)                                            $_________
PREVIOUS REDUCTIONS IN INVESTED AMOUNT
  REIMBURSED                                                     $_________


                                   ________________________________________
                                   as Paying Agent


                                   By: _______________________________________
                                       Name:
                                       Title:

                                                                       EXHIBIT D
                                                                       ---------

                    FORM OF MONTHLY SERVICER'S CERTIFICATE

                         HOUSEHOLD FINANCE CORPORATION

                   HOUSEHOLD CREDIT CARD MASTER NOTE TRUST I
                                 SERIES 2000-_


          The undersigned, a duly authorized representative of Household Finance Corporation ("HFC"), as Servicer pursuant to the Transfer and Servicing
              ---
Agreement, dated as of ______, 2000 (as amended and supplemented, the "Transfer
                                                                       --------
and Servicing Agreement"), among HFC, Household Receivables Funding, Inc. III
-----------------------
("HRF"), as Transferor and Household Credit Card Master Note Trust I (the
  ---
"Trust"), does hereby certify as follows:
 -----

          1. Capitalized terms used in this Certificate have their respective meanings set forth in the Transfer and Servicing Agreement or the Master Indenture, dated as of ______, 2000 (as amended or supplemented, the "Master Indenture"), between the Trust and Wells Fargo Bank Minnesota,
      ----------------
     N.A., as indenture trustee (the "Indenture Trustee") as supplemented by the
                                      -----------------
     Series 2000-_ Indenture Supplement, dated as of __________ __, 2000, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Master Indenture, the
          --------------------
     "Indenture"), as applicable.
     ----------

          2. HFC is, as of the date hereof, the Servicer under the Transfer and Servicing Agreement.

          3.   The undersigned is an Authorized Officer of the Servicer.

          4. This Certificate relates to the Distribution Date occurring on __________ ____, 200_.

          5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement and the Indenture through the Monthly Period preceding such Distribution Date [or, if there has been a default in the performance of any such obligation, set forth in detail the
     (i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of each such default]; if applicable, insert "None".

          6. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event occurred on or prior to such Distribution Date.

          IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this ____ day of ____, ____.



                                   HOUSEHOLD FINANCE CORPORATION,
                                    Servicer

                                   By: ________________________________
                                       Name:
                                       Title:

                                      D-2